DEFINED STRATEGIES VARIABLE ANNUITY®
Issued by
Jackson National Life Insurance Company® and
Jackson National Separate Account – I
May 1, 2010

Please read this prospectus before you purchase this variable annuity.  It contains important information about the Contract that you should know before investing.  This prospectus provides a description of the material rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.  It is important that you read the Contract and endorsements, which reflect state or other variations.  You should keep this prospectus on file for future reference.

To learn more about this variable annuity, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated May 1, 2010 by calling Jackson National Life Insurance Company (“Jackson®” or “we”) at 1 (800) 873-5654 or by writing Jackson at:  Annuity Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814.  The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally a part of this prospectus.  The Table of Contents of the SAI appears at the end of this prospectus.  The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing one, as we reserve the right to prospectively restrict availability of the optional features.  Broker-dealers selling the Contracts may limit the availability of an optional feature.  Ask your representative about what optional features are or are not offered.  If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability.  In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected.  We reserve the right to limit the number of Contracts that you may purchase.  Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate.  Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

•	Individual and group, flexible premium deferred annuity.

•	6 fixed accounts, including 4 guaranteed fixed accounts and 2 DCA+ fixed accounts that each offer a minimum interest rate that is guaranteed by Jackson (the “Fixed Accounts”).

•	4 Guaranteed Minimum Withdrawal Benefit (GMWB) options.

•
A GMWB Fixed Account (only if the optional LifeGuard Select GMWB or LifeGuard Select with Joint Option GMWB were elected) that offers a minimum interest rate that is guaranteed by Jackson and is an account to and from which automatic transfers of your Contract Value may be required according to non-discretionary formulas.

•	Investment divisions that purchase shares of the following Funds – all Class A shares (the “Funds”):

JNL Series Trust

JNL/Select Money Market Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management DowSM 10 Fund
JNL/Mellon Capital Management S&P® 10 Fund
JNL/Mellon Capital Management Global 15 Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Funds are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the Funds are attached to this prospectus.

We offer other variable annuity products with different product features, benefits and charges.

The SEC has not approved or disapproved this variable annuity or passed upon the adequacy of this prospectus.  It is a criminal offense to represent otherwise.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

TABLE OF CONTENTS

KEY FACTS	5
FEES AND EXPENSES TABLES	7
Owner Transaction Expenses	7
Periodic Expenses	7
Total Annual Fund Operating Expenses	12
EXAMPLE	13
CONDENSED FINANCIAL INFORMATION	14
THE ANNUITY CONTRACT	14
JACKSON	15
THE GUARANTEED FIXED ACCOUNTS AND GMWB FIXED ACCOUNT	15
The GMWB Fixed Account	15
THE SEPARATE ACCOUNT	16
INVESTMENT DIVISIONS	16
JNL Series Trust	16
JNL Variable Fund LLC	16
Voting Rights	18
Substitution	18
CONTRACT CHARGES	18
Mortality and Expense Risk Charge	18
Administration Charge	18
Earnings Protection Benefit (“EarningsMax”) Charge	18
Annual Contract Maintenance Charge	18
Transfer Fee	19
Commutation Fee	19
Withdrawal Charge	19
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge	19
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge	20
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge	20
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge	21
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge	22
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Advantage”) Charge	22
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge	23
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent with Joint Option”) Charge	24
For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”) Charge	24
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge	25
For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge	26
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB with Joint Option”) Charge	26
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”) Charge	27
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select with Joint Option”) Charge	28
Other Expenses	29
Premium Taxes	29
Income Taxes	29
DISTRIBUTION OF CONTRACTS	29
PURCHASES	31
Minimum Initial Premium	31
Minimum Additional Premiums	31
Allocations of Premium	31
Capital Protection Program	31
Accumulation Units	32
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	32
Restrictions on Transfers: Market Timing	32
TELEPHONE AND INTERNET TRANSACTIONS	33
The Basics	33
What You Can Do and How	33
What You Can Do and When	33
How to Cancel a Transaction	34
Our Procedures	34
ACCESS TO YOUR MONEY	34
Guaranteed Minimum Withdrawal Benefit Considerations	35
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	35
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”)	36
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	40
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	44
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	49
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”)	53
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Advantage”)	57
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”)	64
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”)	71
For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”)	78
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”)	88
For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”)	98
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”)	107
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”)	116
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”)	127
Systematic Withdrawal Program	139
Suspension of Withdrawals or Transfers	139
INCOME PAYMENTS (THE INCOME PHASE)	140
Income Payments from Investment Divisions	140
Income Options	140
DEATH BENEFIT	141
Death of Owner Before the Income Date	141
Earnings Protection Benefit (“EarningsMax”)	142
Special Spousal Continuation Option	143
Death of Owner On or After the Income Date	143
Death of Annuitant	143
TAXES	144
Contract Owner Taxation	144
Tax-Qualified and Non-Qualified Contracts	144
Non-Qualified Contracts - General Taxation	144
Non-Qualified Contracts – Aggregation of Contracts	144
Non-Qualified Contracts – Withdrawals and Income Payments	144
Non-Qualified Contracts – Required Distributions	144
Tax-Qualified Contracts – Withdrawals and Income Payments	145
Withdrawals – Tax-Sheltered Annuities	145
Withdrawals – Roth IRAs	145
Constructive Withdrawals – Investment Adviser Fees	145
Extension of Latest Income Date	145
Death Benefits	145
IRS Approval	145
Assignment	145
Diversification	145
Owner Control	145
Withholding	146
Jackson Taxation	146
OTHER INFORMATION	147
Dollar Cost Averaging	147
Dollar Cost Averaging Plus (DCA+)	147
Earnings Sweep	147
Rebalancing	147
Free Look	147
Advertising	147
Restrictions Under the Texas Optional Retirement Program (ORP)	147
Modification of the Contract	147
Legal Proceedings	147
PRIVACY POLICY	148
Collection of Nonpublic Personal Information	148
Disclosure of Current and Former Customer Nonpublic Personal Information	148
Security to Protect the Confidentiality of Nonpublic Personal Information	148
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	150
APPENDIX A (Trademarks, Services Marks, and Related Disclosures)	A-1
APPENDIX B (Broker-Dealer Support)	B-1
APPENDIX C (GMWB Prospectus Examples)	C-1
APPENDIX D (LifeGuard Select GMWB and LifeGuard Select with Joint Option GMWB Transfer of Assets Methodology)	D-1
APPENDIX E (Accumulation Unit Values)	E-1

KEY FACTS

Annuity Service Center:	1 (800) 873-5654 (8 a.m. - 8 p.m. ET)

Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814

Delivery Address:	1 Corporate Way, Lansing, Michigan 48951

Institutional Marketing
Group Service Center:	1 (800) 777-7779 (8 a.m. - 8 p.m. ET)

Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814

Delivery Address:	1 Corporate Way, Lansing, Michigan 48951
Attn: IMG

Home Office:	1 Corporate Way, Lansing, Michigan 48951

The Annuity Contract
The fixed and variable annuity Contract offered by Jackson provides a means for allocating on a tax-deferred basis for non-qualified Contracts to the Fixed Accounts and investment divisions (the “Investment Divisions”).  In addition to the Fixed Accounts, if you elected the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account.  (We refer to the Fixed Accounts, GMWB Fixed Account and the Investment Divisions together as the “Allocation Options”).  The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

Allocation Options
Although more than 18 Investment Divisions, Fixed Accounts and the GMWB Fixed Account are available under your Contract, you may not allocate your Contract Value to more than 18 Allocation Options at any one time.  Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.

Expenses	The Contract has insurance features and investment features, and there are costs related to each.

Jackson makes a deduction for its insurance and administration charges that is equal to 1.40% of the daily value of the Contracts invested in the Investment Divisions.  If you select our Earnings Protection Benefit Endorsement, Jackson deducts an additional charge equal to 0.20% of the daily net asset value of Contracts invested in the Investment Divisions.  These charges do not apply to the Fixed Accounts or the GMWB Fixed Account.  During the accumulation phase, Jackson deducts a $35 annual contract maintenance charge from your Contract.

If you select any one of our GMWBs, Jackson deducts an additional charge, the maximum of which ranges from 0.51% to 1.86% of the Guaranteed Withdrawal Balance (GWB).  While the charge is deducted from your Contract Value, it is based on the GWB.  For more information, including how the GWB is calculated, please see “Contract Charges.”

If you take your money out of the Contract, Jackson may assess a withdrawal charge.  The withdrawal charge starts at 7% in the first year after receipt of a premium payment and declines 1% a year to 0% after 7 years.

Jackson may assess a state premium tax charge which ranges from 0% - 3.5% (the amount of state premium tax, if any, will vary from state to state) when you begin receiving regular income payments from your Contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

There are also investment charges, which are expected to range from 0.57% to 0.72%, on an annual basis, of the average daily value of the Funds, depending on the Fund.

Purchases
Under most circumstances, you can buy a Contract for $5,000 or more ($2,000 or more for a qualified plan Contract).  You can add $500 ($50 under the automatic payment plan) or more at any time during the accumulation phase.  We reserve the right to refuse any premium payment.  We expect to profit from certain charges assessed under the Contract (i.e., the Withdrawal Charge and the Mortality and Expense Risk Charge).

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers.  The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections.  The representative assisting you will advise you whether an optional benefit is available and of any variations.

Access to Your Money
During the accumulation phase, there are a number of ways to take money out of your Contract, generally subject to a charge or adjustment.  You may also have to pay income tax and a tax penalty on any money you take out.

Income Payments	You may choose to receive regular income from your annuity. During the income phase, you have the same variable allocation options.

Death Benefit
If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit.  If you select the Earnings Protection Benefit Endorsement, the death benefit your beneficiary receives may be increased by 40% of earnings up to a maximum of 100% of the premiums you have paid (25% of earnings for Owners ages 70-75).

Free Look
If you cancel your Contract within 20 days after receiving it (or whatever period is required in your state), Jackson will return the amount your Contract is worth on the day we receive your request or the Contract is returned to your selling agent.  This may be more or less than your original payment.  If required by law, Jackson will return your premium.  In some states, we are required to hold the premiums of a senior citizen in a guaranteed fixed account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Taxes
Under the Internal Revenue Code you generally will not be taxed on the earnings on the money held in your Contract until you take money out (this is referred to as tax-deferral).  There are different rules as to how you will be taxed depending on how you take the money out and whether your Contract is non-qualified or purchased as part of a qualified plan.

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract.  The first table (and footnotes) describes the fees and expenses that you will pay at the time that you buy and surrender the Contract, receive income payments or transfer Contract Value between Allocation Options.  State premium taxes may also be deducted.

Owner Transaction Expenses 1

Maximum Withdrawal Charge 2 –
Percentage of premium withdrawn, if applicable	7%

Commutation Fee:  Upon a total withdrawal after income payments have commenced under income option 4, or if after death during the period for which payments are guaranteed under income option 3 and beneficiary elects a lump sum payment, the amount received will be reduced by (a) minus (b) where:

• (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

• (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1% higher than the rate used in (a).

Transfer Charge 3 –
Per transfer after 15 in a Contract Year	$25

Expedited Delivery Charge 4	$22.50

1	See “Contract Charges.”

2	Years Since Premium Payment	0	1	2	3	4	5	6	7+
	Charge	7%	6%	5%	4%	3%	2%	1%	0%

3	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.

4
When, at your request, we incur the expense of providing expedited delivery of your partial withdrawal or complete surrender, we will assess the following charges: $20 for wire service and $10 for overnight delivery ($22.50 for Saturday delivery).  Withdrawal charges and interest rate adjustments will not be charged on wire/overnight fees.

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge		$35

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions		1.40%

Mortality And Expense Risk Charge	1.25%

Administration Charge	0.15%

Total Separate Account Annual Expenses for Base Contract		1.40%

Optional Endorsements - The Earnings Protection Benefit (EarningsMax®) optional endorsement charge is based on average account value.  Please see footnotes 5 - 16 for those charges that are not based on average account value.

A variety of Optional Endorsements to the Contract are available. You may select one of each grouping below.

Earnings Protection Benefit Maximum Annual Charge (“EarningsMax”)	0.20%

7% Guaranteed Minimum Withdrawal Benefit Maximum Annual Charge (no longer offered as of March 31, 2008)(“SafeGuard 7 PlusSM”) 5	0.75%
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“SafeGuard MaxSM”) 6	0.81%
5% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 5SM”) 7	1.47%
6% GMWB With Annual Step-Up Maximum Annual Charge (“AutoGuard 6SM”) 8	1.62%
5% GMWB Without Step-Up Maximum Annual Charge (no longer offered as of October 6, 2008) (“MarketGuard 5®”) 9	0.51%
5% for Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AdvantageSM”) 10	1.50%
For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AscentSM”) 11	1.50%
Joint For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard Ascent With Joint Option”) 12	1.71%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009)(“LifeGuard FreedomSM GMWB”) 13	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009)(“LifeGuard Freedom GMWB With Joint Option”) 14	1.86%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (“LifeGuard Freedom 6SM GMWB”) 15	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (“LifeGuard Freedom 6 GMWB With Joint Option”) 16	1.86%
For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“LifeGuard SelectSM”) 17	1.50%
Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“LifeGuard Select With Joint Option”) 18	1.86%

5
The charge is quarterly, currently 0.10% (0.40% annually) of the GWB, subject to a maximum annual charge of 0.75% as used in the Table.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.035% (0.42% annually) of the GWB, subject to a maximum annual charge of 0.75%.  The charge is deducted at the end of each calendar quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 36.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

6
The charge is quarterly, currently 0.1125% (0.45% annually) of the GWB, subject to a maximum annual charge of 0.80%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.0375% (0.45% annually) of the GWB, subject to a maximum annual charge of 0.81% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a step-up – subject to the applicable maximum annual charge.
The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 40.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

7
The charge is quarterly, currently 0.1625% (0.65% annually) of the GWB, subject to a maximum annual charge of 1.45%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.055% (0.66% annually) of the GWB, subject to a maximum annual charge of 1.47% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.
The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 44.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.
For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.

8
The charge is quarterly, currently 0.2125% (0.85% annually) of the GWB, subject to a maximum annual charge of 1.60%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.0725% (0.87% annually) of the GWB, subject to a maximum annual charge of 1.62% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.
The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 49.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month

9
The charge is quarterly, currently 0.05% (0.20% annually) of the GWB, subject to a maximum annual charge of 0.50%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.0175% (0.21%) of the GWB, subject to a maximum annual charge of 0.51% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to the applicable maximum annual charge.
The charge is deducted at the end of each calendar quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.
While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 53.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

10
1.50% is the maximum annual charge of the 5% for Life GMWB With Bonus and Annual Step-Up for the following age groups:  55-59, 60-64, and 65-69, which charge is payable quarterly.  The charge for the 5% for Life GMWB With Annual Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit value.

5% For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45-49	1.00%÷4	1.02%÷12	0.55%÷4	0.57%÷12
50 – 54	1.15%÷4	1.17%÷12	0.70%÷4	0.72%÷12
55 – 59	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
60 – 64	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
65 – 69	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
70 – 74	0.90%÷4	0.90%÷12	0.55%÷4	0.57%÷12
75 – 80	0.65%÷4	0.66%÷12	0.40%÷4	0.42%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “5% For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 22.  For more information about how the endorsement works, please see “5% For Life GMWB With Bonus and Annual Step-Up” beginning on page 57.

11
1.50% is the maximum annual charge of the For Life GMWB With Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit value.

For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45-85	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up Charge” beginning on page 23.  For more information about how the endorsement works, please see “For Life GMWB With Annual Step-Up” beginning on page 64.

12
1.71% is the maximum annual charge of the Joint For Life GMWB With Annual Step-Up, which charge is payable monthly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit value.

Joint For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45-85	1.70%÷4	1.71%÷12	1.15%÷4	1.17%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “Joint For Life GMWB With Annual Step-Up Charge” beginning on page 24.  For more information about how the endorsement works, please see “Joint For Life GMWB With Annual Step-Up” beginning on page 70.

13
1.50% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 24.  For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up “ beginning on page 78.

14
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Month.  For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Quarter.  The below tables have the maximum and current charges.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages45-80	1.85%÷4	1.86%÷12	1.25%÷4	1.26%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.
For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 25.  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up “ beginning on page 88.

15
1.50% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus and Annual Step-Up
	Maximum		Current
Ages 45 – 80	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 26.  For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 98.

16
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Month.  For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Quarter.  The below tables have the maximum and current charges.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus and Annual Step-Up
	Maximum		Current
Ages 45 – 80	1.85%÷4	1.86%÷12	1.25%÷4	1.26%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.
For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 26.  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 107.

17
1.50% is the maximum annual charge of the For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50%÷4	1.50%÷12	0.85%÷4	0.87%÷12
For endorsements purchased before September 28, 2009	1.20%÷4	1.20%÷12	0.65%÷4	0.66%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 27.  For more information about how the endorsement works, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 116.  Please check with your representative to learn about the current interest rate for the GMWB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page.

18
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable each Contract Month.  For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable each Contract Quarter.  The below tables have the maximum and current charges.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.
We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85%÷4	1.86%÷12	1.05%÷4	1.05%÷12
For endorsements purchased before September 28, 2009	1.50%÷4	1.50%÷12	0.80%÷4	0.81%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.
For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 28.  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 127.  Please check with your representative to learn about the current interest rate for the GMWB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.)

Minimum:  0.57%

Maximum: 0.72%

More detail concerning each Fund's fees and expenses is below.  But please refer to the Funds' prospectuses for even more information, including investment objectives, performance, and information about Jackson National Asset Management, LLC®, the Funds' Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL/Select Money Market	0.36%D	0.20%	0.01%	0.00%	0.57%D	0.09%	0.48%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee A	Distribution and/or Service (12b-1) Fees	Other Expenses B	Acquired Fund Fees and Expenses C	Total Annual Fund Operating Expenses

JNL/Mellon Capital Management DowSM 10	0.44%	0.20%	0.04%	0.00%	0.68%
JNL/Mellon Capital Management S&P® 10	0.44%	0.20%	0.03%	0.00%	0.67%
JNL/Mellon Capital Management Global 15	0.49%	0.20%	0.02%	0.00%	0.71%
JNL/Mellon Capital Management 25	0.44%	0.20%	0.01%	0.00%	0.65%
JNL/Mellon Capital Management Select Small-Cap	0.45%	0.20%	0.00%	0.00%	0.65%
JNL/Mellon Capital Management Communications Sector	0.49%	0.20%	0.03%	0.00%	0.72%
JNL/Mellon Capital Management Consumer Brands Sector	0.49%	0.20%	0.03%	0.00%	0.72%
JNL/Mellon Capital Management Financial Sector	0.47%	0.20%	0.03%	0.00%	0.70%
JNL/Mellon Capital Management Healthcare Sector	0.47%	0.20%	0.03%	0.00%	0.70%
JNL/Mellon Capital Management Oil & Gas Sector	0.44%	0.20%	0.03%	0.00%	0.67%
JNL/Mellon Capital Management Technology Sector	0.46%	0.20%	0.03%	0.00%	0.69%

A
Certain Funds pay Jackson National Asset Management, LLC, the Investment Adviser and Administrator, an administrative fee for certain services provided to each Fund.

The JNL/Select Money Market Fund pays an administrative fee of 0.10%.

All of the JNL/Mellon Capital Management Funds except the JNL/Mellon Capital Management Global 15 Fund each pay an administrative fee of 0.15%.

The JNL/Mellon Capital Management Global 15 Fund pays an administrative fee of 0.20%.

The Management and Admin Fee and the Total Annual Fund Operating Expenses columns in this table reflect the inclusion of the applicable administrative fee.

B
Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, certain professional fees, fees and expenses of the disinterested Trustees/Managers, independent legal counsel to the disinterested Trustees/Managers fees, and other operating expenses not otherwise covered by the administrative fee.

C
Acquired fund fees and expenses represent each Fund’s pro rata share of fees and expenses of investing in securities deemed “investment companies,” including money market funds used for purposes of investing available cash balances.

D
 JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through December 31, 2010 to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts.  These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, Fixed Accounts and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  Neither transfer fees nor premium tax charges are reflected in the example.  The example also assumes that your investment has a 5% return on assets each year.

The following example includes maximum Fund fees and expenses and the cost if you select the Earnings Protection Benefit Endorsement and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$524	$1,419	$2,322	$4,638

If you annuitize at the end of the applicable time period:

1 year *	3 years	5 years	10 years
$524	$1,419	$2,322	$4,638

*  Withdrawal charges apply to income payments occurring within one year of the Contract's Issue Date.

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$454	$1,369	$2,292	$4,638

The example does not represent past or future expenses.  Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all accumulation units constitutes the condensed financial information, which can be found in the Statement of Additional Information.  The value of an accumulation unit is determined on the basis of changes in the per share value of an underlying fund and Separate Account charges for the base Contract and the various combinations of optional endorsements.  The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information.  The financial statements of the Separate Account include information about all the contracts offered through the Separate Account.  The financial statements of Jackson that are included should be considered only as bearing upon the company's ability to meet its contractual obligations under the Contracts.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.  For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

The fixed and variable annuity Contract offered by Jackson is a Contract between you, the Owner, and Jackson, an insurance company.  The Contract provides a means for allocating on a tax-deferred basis to the Investment Divisions, the guaranteed fixed accounts and the GMWB Fixed Account (only if the optional LifeGuard Select GMWB or LifeGuard Select with Joint Option GMWB were elected).  The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The Contract, like all deferred annuity contracts, has two phases:  (1) the accumulation phase and (2) the income phase.  Withdrawals under a non-qualified contract will be taxable on an “income first” basis.  This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the Contract will be taxable in full.  Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.  Income payments under either a non-qualified contract or a tax-qualified contract will be taxable except to the extent that they represent a partial repayment of the investment in the Contract.

The Contract offers guaranteed fixed accounts.  The guaranteed fixed accounts each offer a minimum interest rate that is guaranteed by Jackson for the duration of the guaranteed fixed account period.  While your money is in a guaranteed fixed account, the interest your money earns and your principal are guaranteed by Jackson.  The value of a guaranteed fixed account may be reduced if you make a withdrawal prior to the end of the guaranteed fixed account period, but will never be less than the premium payments accumulated at 3% per year.  If you choose to have your annuity payments come from the guaranteed fixed accounts, your payments will remain level throughout the entire income phase.

In addition to the guaranteed fixed accounts, there is a GMWB Fixed Account.  The GMWB Fixed Account is available only in conjunction with the purchase of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.  If you elected to purchase one of these two GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  For more information regarding the GMWB Fixed Account, please see below.

The Contract also offers Investment Divisions.  The Investment Divisions are designed to offer the potential for a higher return than the guaranteed fixed accounts.  However, this is not guaranteed.  It is possible for you to lose your Contract Value allocated to any of the Investment Divisions.  If you put money in the Investment Divisions, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select.  The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

As the Owner, you can exercise all the rights under the Contract.  You can assign the Contract at any time during your lifetime but Jackson will not be bound until it receives written notice of the assignment (there is an assignment form).  An assignment may be a taxable event.  Your ability to change ownership is limited on Contracts with one of the For Life GMWBs.  Please contact our Annuity Service Center for help and more information.

The Contract is a flexible premium fixed and variable deferred annuity and may be issued as either an individual or a group contract.  Contracts issued in your state may provide different features and benefits than those described in this prospectus.  This prospectus provides a description of the material rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.  In those states where Contracts are issued as group contracts, references throughout the prospectus to “Contract(s)” shall also mean “certificate(s).”

JACKSON

Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  Jackson is ultimately a wholly owned subsidiary of Prudential plc (London, England).

Jackson has responsibility for administration of the Contracts and the Separate Account.  We maintain records of the name, address, taxpayer identification number and other pertinent information for each Contract Owner and the number and type of Contracts issued to each Contract Owner, and records with respect to the value of each Contract.

Jackson is working to provide documentation electronically.  When this program is available, Jackson will, as permitted, forward documentation electronically.  Please contact Jackson's Service Center for more information.

THE GUARANTEED FIXED ACCOUNTS
AND GMWB FIXED ACCOUNT

Contract Value allocated to a guaranteed fixed account and/or the GMWB Fixed Account will be placed with other assets in Jackson's General Account.  Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company's creditors.  Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum withdrawal benefits.  The guaranteed fixed accounts and the GMWB Fixed Account are not registered with the SEC and the SEC does not review the information we provide to you about them.  Disclosures regarding the guaranteed fixed accounts and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.  Your Contract contains a more complete description of the guaranteed fixed accounts and the GMWB Fixed Account.

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.  The GMWB Fixed Account is available only in conjunction with the purchase of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.  If you elected to purchase one of these two GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the guaranteed fixed accounts and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no interest rate adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may not choose to transfer amounts to and from the GMWB Fixed Account.  These automatic transfers will not count against the 15 free transfers in a Contract Year.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding LifeGuard Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 97.  For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 127.

THE SEPARATE ACCOUNT

The Jackson National Separate Account  - I was established by Jackson on June 14, 1993, pursuant to the provisions of Michigan law.  The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

The assets of the Separate Account legally belong to Jackson and the obligations under the Contracts are obligations of Jackson.  However, the Contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.  All of the income, gains and losses resulting from these assets are credited to or charged against the Contracts and not against any other Contracts Jackson may issue.

The Separate Account is divided into Investment Divisions.  Jackson does not guarantee the investment performance of the Separate Account or the Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 18 Investment Divisions, the GMWB Fixed Account and the Fixed Accounts at any one time.  Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective.

The names of the Funds that are available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust

JNL/Select Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments.

JNL Variable Fund LLC

JNL/Mellon Capital Management DowSM 10 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average which have the highest indicated annual dividend yields.

JNL/Mellon Capital Management S&P® 10 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500 Index.

JNL/Mellon Capital Management Global 15 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing in the common stocks of certain companies which are components of the Dow Jones Industrial Average, the Financial Times Ordinary Index and the Hang Seng Index.

JNL/Mellon Capital Management 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The stocks are selected by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.

JNL/Mellon Capital Management Select Small-Cap Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on each Stock Selection Date.

JNL/Mellon Capital Management Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Management Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Management Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by  investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Management Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Management Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Management Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing under normal circumstances at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual Funds that certain of the investment sub-advisers manage.  Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the result of such mutual Funds.  We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers.  The Funds described are available only through variable annuity Contracts issued by Jackson.  They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base.  A Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund LLC carefully before investing.  Additional Funds and Investment Divisions may be available in the future.  The prospectuses for the JNL Series Trust and the JNL Variable Fund LLC are attached to this prospectus.  However, these prospectuses may also be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

Voting Rights. To the extent required by law, Jackson will obtain from you and other Owners of the Contracts instructions as to how to vote when the Funds solicit proxies in conjunction with a vote of shareholders.  When Jackson receives instructions, we will vote all the shares Jackson owns in proportion to those instructions.  An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. Jackson may be required, or determine in its sole discretion, to substitute a different mutual Fund for the one in which the Investment Division is currently invested.  This will be done with any required approval of the SEC.  Jackson will give you notice of such transactions.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract.  Charges are deducted proportionally from your Contract Value.  Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you selected to add that optional endorsement to your Contract.  These charges may be a lesser amount where required by state law or as described below, but will not be increased.  We expect to profit from certain charges assessed under the Contract.  These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charge. Each day, as part of our calculation of the value of the accumulation units and annuity units, we make a deduction for the Mortality and Expense Risk Charge.  On an annual basis, this charge equals 1.25% of the average daily net asset value of your allocations to the Investment Divisions.

The Mortality and Expense Risk Charge does not apply to the guaranteed fixed accounts or the GMWB Fixed Account.

The Mortality and Expense Risk Charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract.  The mortality risks that Jackson assumes arise from our obligations under the Contracts:

•	to make income payments for the life of the annuitant during the income phase;

•	to waive the withdrawal charge in the event of your death; and

•	to provide both a standard and enhanced death benefit prior to the income date.

The expense risk that Jackson assumes is the risk that our actual cost of administering the Contracts and the Investment Divisions will exceed the amount that we receive from the administration charge and the annual contract maintenance charge.

Administration Charge. Each day, as part of our calculation of the value of the accumulation units and annuity units, we make a deduction for administration charges.  On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the guaranteed fixed accounts or the GMWB Fixed Account.  This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

Earnings Protection Benefit (“EarningsMax”) Charge.  If you select the Earnings Protection Benefit Endorsement, each day during the accumulation phase of your Contract Jackson makes a deduction for the charge for this benefit.  We do this as part of our calculation of the value of the accumulation units.  On an annual basis, this charge equals 0.20% of the daily net asset value of the Contracts having this Endorsement that are invested in an Investment Division, after expenses have been deducted.  This charge does not apply to the guaranteed fixed accounts or the GMWB Fixed Account.  We stop deducting this charge if you annuitize your Contract.

Annual Contract Maintenance Charge. During the accumulation phase, Jackson deducts a $35 ($30 in Washington) annual contract maintenance charge on each anniversary of the date on which your Contract was issued.  If you make a complete withdrawal from your Contract, the annual contract maintenance charge will also be deducted.  This charge is for administrative expenses.  The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and generally is taken from the Investment Divisions, the guaranteed fixed accounts and the GMWB Fixed Account based on the proportion their respective value bears to the Contract Value.

Jackson will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.  Jackson may discontinue this practice at any time.

Transfer Fee. A transfer fee of $25 will apply to transfers in excess of 15 in a Contract year.  Jackson may waive the transfer fee in connection with Earnings Sweep or pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

Commutation Fee.  If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the periods for which payments are guaranteed to be made under income option 3, your beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•
(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1% higher than the rate used in (a).

Withdrawal Charge. During the accumulation phase (if and to the extent the Contract Value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you can make withdrawals from your Contract without a Withdrawal Charge.

•	At any time during the accumulation phase, you may withdraw premiums that are not subject to a Withdrawal Charge (premiums in your annuity for seven years or longer and not previously withdrawn).

•
Once every year, you may withdraw the greater of earnings or 10% of premiums paid (not yet withdrawn)(“Free Withdrawal”).  Withdrawals in excess of that will be charged a Withdrawal Charge starting at 7% in the first year and declining 1% a year to 0% after 7 years.  The Withdrawal Charge compensates us for costs associated with selling the Contracts.  Required minimum distributions will reduce the 10% Free Withdrawal amount.

For purposes of the withdrawal charge, Jackson treats withdrawals as coming first from earnings and then from the oldest remaining premium.  If you make a full withdrawal, the Withdrawal Charge is based on premiums remaining in the Contract.  If you make a full withdrawal, you will not receive the benefit of the Free Withdrawal and the entire amount withdrawn will be subject to a Withdrawal Charge.  If you withdraw only part of the value of your Contract, we deduct the Withdrawal Charge from the remaining value in your Contract.

Note:  Withdrawals under a non-qualified Contract will be taxable on an “income first” basis.  This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full.  Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Jackson does not assess the Withdrawal Charge on any payments paid out as (1) income payments after the first year during your Contract’s income phase, (2) death benefits, or (3) withdrawals necessary to satisfy the required minimum distribution of the Internal Revenue Code (but if the withdrawal requested exceeds the required minimum distribution; if the Contract was purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA); or is a Roth IRA annuity, then the entire withdrawal will be subject to the withdrawal charge).  Withdrawals for terminal illness or other specified conditions as defined by Jackson may not be subject to a Withdrawal Charge.  These provisions are not available in all states.

Jackson may reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce its sales expense.  Some examples are: the purchase of a Contract by a large group of individuals or an existing relationship between Jackson and a prospective purchaser.  Jackson may not deduct a Withdrawal Charge under a Contract issued to an officer, director, agent or employee of Jackson or any of its affiliates.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge.  If you select the 7% GMWB, in most states you will pay 0.10% of the GWB each calendar quarter (0.40% annually).  In Washington State, the charge is monthly, currently 0.035% of the GWB (0.42% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 36.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 39.)

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a Step-Up – subject to a maximum charge of 0.75% annually in all states offering this benefit.  The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting the charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 36.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge. If you select the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up, in most states you will pay 0.1125% of the GWB each Contract Quarter (0.45% annually).  In Washington State, you pay the charge, currently 0.0375% of the GWB (0.45% annually), each Contract Month.  In Washington State, we will waive the charge at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 40.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a Step-Up – subject to a maximum charge of 0.80% annually in states where the charge is quarterly, 0.81% annually in states where the charge is monthly.

The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 40.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. If you select the 5% GMWB With Annual Step-Up, in most states you will pay 0.1625% of the GWB each quarter (0.65% annually).  In Washington State, the charge is monthly, currently 0.055% of the GWB (0.66% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 44.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 48.)

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.1125% of the GWB each quarter (0.45% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.05% of the GWB each quarter (0.20% annually).  If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each Contract Month (0.45% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.0175% of the GWB each Contract Month (0.21% annually).  We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.45% annually in states where the charge is quarterly, 1.47% annually in states where the charge is monthly.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 44.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge. If you select the 6% GMWB With Annual Step-Up, in most states you will pay 0.2125% of the GWB each quarter (0.85% annually).  In Washington State, the charge is monthly, currently 0.0725% of the GWB (0.87% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 49.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 52.)

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.15% of the GWB each quarter (0.60% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.075% of the GWB each quarter (0.30% annually).  If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.05% of the GWB each Contract Month (0.60% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each Contract Month (0.30% annually).  We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.60% annually in states where the charge is quarterly, 1.62% annually in states where the charge is monthly.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 49.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge. If you select the 5% GMWB without Step-Up, in most states you will pay 0.05% of the GWB each calendar quarter (0.20% annually).  In Washington State, the charge is monthly, currently 0.0175% of the GWB (0.21% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 53.

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 56.)

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each calendar quarter (0.15% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each calendar quarter (0.10% annually).  If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0125% of the GWB each Contract Month (0.15% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.01% of the GWB each Contract Month (0.12% annually).  We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to a maximum charge of 0.50% annually in states where the charge is quarterly, 0.51% annually in states where the charge is monthly.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 53.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  The charge varies by age group (see table below).  For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 57.  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	1.00% ÷ 4	1.02% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
50 – 54	1.15% ÷ 4	1.17% ÷ 12	0.70% ÷ 4	0.72% ÷ 12
55 – 59	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
60 – 64	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
65 – 69	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
70 – 74	0.90% ÷ 4	0.90% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
75 – 80	0.65% ÷ 4	0.66% ÷ 12	0.40% ÷ 4	0.42% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  In Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 63.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 57.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 57.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 64.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 85	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  In Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 70.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 69.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 64.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 70.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 85	1.70% ÷ 4	1.71% ÷ 12	1.15% ÷ 4	1.17% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  In Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine accumulation unit value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).  (For information about conversion privileges under this GMWB, please see “Conversion” beginning on page 77.)

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 76.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 70.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 78.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 - 80	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 85.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 78.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 88.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 80	1.85% ÷ 4	1.86% ÷ 12	1.25% ÷ 4	1.26% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 96.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 88.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 98.

Annual Charge	Maximum		Current
Ages45 – 80	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 104.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 98.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 107.

Annual Charge	Maximum		Current
Ages45 – 80	1.85% ÷ 4	1.86% ÷ 12	1.25% ÷ 4	1.26% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 114.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 107.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 116.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50% ÷ 4	1.50% ÷ 12	0.85% ÷ 4	0.87% ÷ 12
For endorsements purchased before September 28, 2009	1.20% ÷ 4	1.20% ÷ 12	0.65% ÷ 4	0.66% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 122.

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 125.  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 97.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 127.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85% ÷ 4	1.86% ÷ 12	1.05% ÷ 4	1.05% ÷ 12
For endorsements purchased before September 28, 2009	1.50% ÷ 4	1.50% ÷ 12	0.80% ÷ 4	0.81% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 134.

Quarterly charges are pro rata deducted over each applicable Investment Division, the Fixed Account and the GMWB Fixed Account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.   While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 137.  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 127.  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Other Expenses. Jackson pays the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges.  There are deductions from and expenses paid out of the assets of the Funds.  These expenses are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund LLC.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes.  Jackson is responsible for the payment of these taxes and may make a deduction from the value of the Contract for them.  Premium taxes generally range from 0% to 3.5% (the amount of state premium tax, if any, will vary from state to state).

Income Taxes. Jackson reserves the right, when calculating unit values, to deduct a credit or charge with respect to any taxes paid by or reserved for Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Separate Account, or to a particular Investment Division.  No federal income taxes are applicable under present law, and we are not making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“JNLD”) located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts.  JNLD is a wholly owned subsidiary of Jackson.

Commissions are paid to broker-dealers who sell the Contracts.  While commissions may vary, they are not expected to exceed 8% of any premium payment.  Where lower commissions are paid up front, we may also pay trail commissions.  We may also pay commissions on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by the Company are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement and sales volume.  Overrides are generally based on a fixed percentage of product sales and currently range from 10 to 50 basis points (0.10% to 0.50%).  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client prospecting seminars, and business development and educational enhancement items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products:

Centaurus Financial, Inc.
Commonwealth Financial Network
First Allied Securities, Inc.
Invest Financial Corp.
Investment Centers of America, Inc.
Lincoln Financial
LPL Financial Corporation
MML Investors Services Inc.
Morgan Keegan & Company
National Planning Corporation
NEXT Financial Group, Inc.
Prime Capital Services Inc.
Raymond James
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors LLC
Woodbury Financial Services, Inc.

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission.  You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus.  Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges.  Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

•	National Planning Corporation,

•	SII Investments, Inc.,

•	IFC Holdings, Inc. d/b/a Invest Financial Corporation,

•	Investment Centers of America, Inc., and

•	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation.  National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  The fees range between 0.30% and 0.45% depending on these factors.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson National Life Insurance Company and its subsidiary, Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

•	$5,000 under most circumstances

•	$2,000 for a qualified plan Contract

•	The maximum we accept without our prior approval is $1 million

Minimum Additional Premiums:

•	$500

•	$50 under the automatic payment plan

•	You can pay additional premiums at any time during the accumulation phase

There is a $100 minimum balance requirement for each Investment Division and guaranteed fixed account.  A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.

Allocations of Premium. When you purchase a Contract, Jackson will allocate your premium to one or more of the Allocation Options you have selected.  Your allocations must be in whole percentages ranging from 0% to 100%.  The minimum that you may allocate to a guaranteed fixed account or Investment Division is $100.  Jackson will allocate additional premiums in the same way unless you tell us otherwise.

There may be more than 18 Investment Divisions available under the Contract; however, you may not allocate your money to more than 18 Investment Divisions plus the guaranteed fixed accounts and the GMWB Fixed Account during the life of your Contract.  Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.  For more detailed information regarding LifeGuard Select, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 97.  For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 127.

Jackson will issue your Contract and allocate your first premium within two business days after we receive your first premium and all information that we require for the purchase of a Contract.  If we do not receive all of the information that we require, we will contact you to get the necessary information.  If for some reason Jackson is unable to complete this process within five business days, we will return your money.

The Jackson business day closes when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Capital Protection Program.  Jackson offers a Capital Protection program that a Contract Owner may request at issue.  Under this program, Jackson will allocate enough of your premium to the guaranteed fixed account you select to assure that the amount so allocated, based on that guaranteed fixed account's interest rate in effect on the date of allocation, will equal at the end of a selected period of 1, 3, 5, or 7 years, the total premium paid.  The rest of the premium will be allocated to the Investment Divisions based on your allocation.  If any part of the guaranteed fixed account value is surrendered or transferred before the end of the selected guarantee period, the value at the end of that period will not equal the original premium.

For an example of Capital Protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year.  We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken.  The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Alternatively, assume Jackson receives a premium payment of $10,000 when the interest rate for the seven-year period is 6.75% per year.  Jackson will allocate $6,331 to that guarantee period because $6,331 will increase at that interest rate to $10,000 after seven years.  The remaining $3,669 of the payment will be allocated to the Investment Divisions you select.

Thus, as these examples demonstrate, the shorter guarantee periods require allocation of substantially all premium to achieve the intended result.  In each case, the results will depend on the interest rate declared for the guarantee period.

The Capital Protection Program will not be available if you purchase the LifeGuard Select Guaranteed Minimum Withdrawal Benefit or the LifeGuard Select with Joint Option Guaranteed Minimum Withdrawal Benefit.

Accumulation Units. The Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the divisions.  In order to keep track of the value of your Contract, Jackson uses a unit of measure called an “accumulation unit.”  During the income phase it is called an “Annuity Unit.”

Every business day Jackson determines the value of an accumulation unit for each of the Investment Divisions.  This is done by:

1.	determining the total amount of assets held in the particular Investment Division;

2.	subtracting any asset-based insurance charges;

3.	dividing this amount by the number of outstanding accumulation units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an accumulation unit may go up or down from day to day.  The base Contract has a different accumulation unit value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that accumulation unit value.

When you make a premium payment, Jackson credits your Contract with accumulation units.  The number of accumulation units credited is determined at the close of Jackson's business day by dividing the amount of the premium allocated to any Investment Division by the value of the accumulation unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between a Fixed Account and an Investment Division must occur prior to the Income Date.  Transfers from a Fixed Account may be subject to any applicable interest rate adjustment.  There may be periods when we do not offer the Fixed Accounts, or when we impose special transfer requirements on the Fixed Accounts.  If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then current interest rate for the Fixed Accounts.  You can make 15 transfers every Contract Year during the accumulation phase without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs.  Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing.  To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size.  We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Accounts, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to Jackson's right to terminate electronic or telephone transfer privileges, as described above.  Our Customer Service representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege.  Any authorization given via an application, the Jackson website, or through other means to Jackson shall be deemed authorization by you for Jackson to accept transaction instructions, including Investment Division transfers/allocations, by you or your financial representative unless we are notified by you to the contrary.  To notify Jackson, please call us at the Service Center.  Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by Jackson at the time and date stated on the electronic acknowledgement Jackson returns to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  Jackson will retain permanent records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone the Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Jackson has procedures that are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications, and other specific details.  Jackson and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means which was not authorized by you.  However, if Jackson fails to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

Jackson does not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  Jackson also reserves the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and Jackson will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

•	by making either a partial or complete withdrawal,

•	by electing the systematic withdrawal program,

•	by electing a Guaranteed Minimum Withdrawal Benefit, or

•	by electing to receive income payments.

Your beneficiary can have access to the money in your Contract when a death benefit is paid.

Withdrawals under the Contract may be subject to a withdrawal charge.  For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium.  When you make a complete withdrawal you will receive the value of the Contract as of the end of the business day your withdrawal request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge, charges under any optional endorsement; and all applicable withdrawal charges, adjusted for any applicable interest rate adjustment.  For more information about withdrawal charges, please see “Withdrawal Charge” beginning on page 19.

Your withdrawal request must be in writing.  Jackson will accept withdrawal requests submitted via facsimile.  There are risks associated with not requiring original signatures in order to disburse the money.  To minimize the risks, the proceeds will be sent to your last recorded address in our records, to be sure to notify us, in writing, with an original signature, of any address change.  We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed fixed account or Investment Division from which you are making the withdrawal.  After your withdrawal, at least $100 must remain in each guaranteed fixed account or Investment Division from which the withdrawal was taken.  A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal.  There are conditions and limitations, so please contact our Annuity Service Center for more information.  Our contact information is on the cover page of this prospectus.  We neither endorse any investment advisers, nor make any representations as to their qualifications.  The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.  There are limitations on withdrawals from qualified plans.  For more information, please see “TAXES” beginning on page 144.

Guaranteed Minimum Withdrawal Benefit Considerations.  Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries.  The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments.  A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs.  Moreover, the GMWB does not assure that you will receive any return on your investments.  The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation.  Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns.  The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up.  However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value.  Our obligations to pay you more than your Contract Value will only arise under limited circumstances.  Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Annual Step-Up is available only to spouses and differs from the For Life GMWB with Bonus and Annual Step-Up without the Joint Option (which is available to spouses and unrelated parties) and enjoys the following advantages:

●
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective.  (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up” subsection beginning on page 88.)

●
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWB has a higher charge than the For Life GMWB without the Joint Option.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations.  Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin.  The Income Date is either a date that you choose or the Latest Income Date.  The Latest Income Date is generally the date on which the Owner attains age 90 under a non-qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you.  Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you.  Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date.  Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize.  To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation.  After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date.  Please also see “Extension of Latest Income Date” beginning on page 145 for further information regarding possible adverse tax consequences of extending the Latest Income Date.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements.  With regard to other qualified plans, you must determine what your qualified plan permits.  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution.

Finally, please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit's Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate.  Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”). The following description is supplemented by some examples in Appendix C that may assist you in understanding how the calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 7% GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 7% GMWB cannot be canceled.  If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB.  The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary.  If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 7% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%.  However, withdrawals are not cumulative.  If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year.  If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges and interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal;
●	the GWB after the partial withdrawal; or
●	7% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C).  For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges and interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.

For certain tax-qualified Contracts, the 7% GMWB allows for withdrawals greater than the GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 7% GMWB, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 7% GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up.  In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.

The GAWA is recalculated, equaling the greater of:
	●	7% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

A Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date.  The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Your spouse may elect to “step-up” on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon “step-up” is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent “step-up” must follow the “step-up” restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

Termination.  The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB.  The 7% GMWB also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, Contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 7% GMWB.

Conversion.  You may convert this 7% GMWB to the 5% GMWB With Annual Step-Up (AutoGuard 5); the 6% GMWB With Annual Step-Up (AutoGuard 6); the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB); or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  Conversion to AutoGuard 5 is allowed only if this 7% GMWB was added to your Contract before September 6, 2005; conversion to AutoGuard 6 is allowed only if this 7% GMWB was added to your Contract before April 30, 2007.  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 7% GMWB that are due upon termination of the original endorsement.  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 7% GMWB.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 7% GMWB.  Converting to AutoGuard 5 or AutoGuard 6 may be advantageous if you desire the potential for annual Step-Ups of the GWB for a period of no less than 12 years rather than Step-Ups every five years.  The annual Step-Ups may result in a higher GWB and, subsequently, a higher GAWA.  However, as stated above, you will be increasing the cost of your GMWB when converting to the new benefit.  You will also be receiving a lower GAWA percentage of 5% for AutoGuard 5, or 6% for AutoGuard 6, instead of the current 7% you are receiving under your 7% GMWB, and this may result in a consistently lower GAWA if the GWB does not increase upon the Step-Ups.

Converting your 7% GMWB to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  It would also be advantageous if you desire lifetime income versus a return of premium guarantee.  Additionally, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, again, you will be increasing the cost of your GMWB when converting to the new benefit.  You may also be receiving a lower GAWA percentage under LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option instead of the current 7% you are receiving under your 7% GMWB.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option.

Finally, the new GWB upon any conversion of your 7% GMWB would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix C.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earlier of:

●	The Owner's (or any joint Owner's) death;
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is	The GWB equals initial premium net of any applicable premium taxes.
added to the Contract on the Issue Date –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is	The GWB equals Contract Value.
added to the Contract on any Contract Anniversary –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, this GMWB might be continued by a spousal Beneficiary.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the	●	The GWB before the withdrawal less the withdrawal; Or
current Contract Year, is less than or equal to the greater of	●	Zero.
the GAWA or RMD, as	The GAWA is recalculated, equaling the lesser of:
applicable –	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all	The GWB is recalculated, equaling the lesser of:
prior withdrawals in the	●	Contract Value after the withdrawal; Or
current Contract Year, exceeds the greater of the GAWA or	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
RMD, as applicable –	The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal; Or
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an interest rate adjustment.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.  Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.
All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add this GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date.  This GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  Your spouse may elect to Step-Up on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon Step-Up is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent Step-Up must follow the Step-Up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 143.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The first date both the GWB and the Contract Value equals zero; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.  For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 5% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB With Annual Step-Up cannot be canceled.  If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The 5% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges and interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.
If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal, or
●	the GWB after the partial withdrawal, or
●	5% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges and interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 5% GMWB With Annual Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 5% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 5% of the new GWB or GAWA before step-up.  Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups.  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.  In addition, the GWB can never be more than $5 million with a Step-Up.  The request will be processed and effective on the day we receive the request in Good Order.  Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up.  The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.
Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

Conversion.  You may convert this 5% GMWB With Annual Step-Up to the 6% GMWB With Annual Step-Up (AutoGuard 6); the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB); or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 5% GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 5% GMWB With Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 5% GMWB With Annual Step-Up.  Converting to AutoGuard 6 may be advantageous if you desire a higher GAWA percentage of 6%, which is allowed under AutoGuard 6, as opposed to your current GAWA percentage of 5%.  However, as stated above, you will be increasing the cost of your GMWB when converting to the new benefit.

Converting your 5% GMWB With Annual Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  It would also be advantageous if you desire lifetime income versus a return of premium guarantee.  Additionally, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your 5% GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix C.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.  For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 6% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 6% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 6% GMWB With Annual Step-Up cannot be canceled.  If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The 6% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 6% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%.  However, withdrawals are not cumulative.  If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year.  If you withdraw more than 6%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges and interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 6% of the net premium payment or 6% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5, and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal, or
●	the GWB after the partial withdrawal, or
●	6% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges and interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 6% GMWB With Annual Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 6% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 6% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 6% of the new GWB or GAWA before step-up.  Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups.  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.  In addition, the GWB can never be more than $5 million with a Step-Up.  The request will be processed and effective on the day we receive the request in Good Order.  Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up.  The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

Conversion.  You may convert this 6% GMWB With Annual Step-Up to the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB) or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 6% GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 6% GMWB With Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 6% GMWB With Annual Step-Up.  Converting your 6% GMWB With Annual Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  It would also be advantageous if you desire lifetime income versus a return of premium guarantee.  Additionally, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your 6% GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix C.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”). The following description is supplemented by some examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 5% GMWB without Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB without Step-Up cannot be canceled.  If you select the 5% GMWB without Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The 5% GMWB without Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB without Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C).  The GWB can never be more than $5 million, and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Withdrawal charges and interest rate adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB without Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal; or
●	5% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C).  For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges and interest rate adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

For certain tax-qualified Contracts, the 5% GMWB without Step-Up allows for withdrawals greater than GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 5% GMWB Without Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB Without Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB without Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB without Step-Up endorsement already applies to the Contract, the 5% GMWB without Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB without Step-Up, if the 5% GMWB without Step-Up is available at the time, the beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 5% GMWB without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB without Step-Up.  The 5% GMWB Without Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your beneficiary will receive the scheduled payments.  No other death benefit or Earnings Protection Benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB without Step-Up.

Conversion.  You may convert this 5% GMWB Without Step-Up to the 5% GMWB With Annual Step-Up (AutoGuard 5); the 6% GMWB With Annual Step-Up (AutoGuard 6); the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB); or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 5% GMWB Without Step-Up that are due upon termination of the original endorsement.  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this 5% GMWB Without Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 5% GMWB Without Step-Up.  Converting your 5% GMWB Without Step-Up to AutoGuard 5 or AutoGuard 6 may be advantageous if you desire the potential for automatic annual Step-Ups of the GWB for a period of no less than 12 years rather than no Step-Ups.  The annual Step-Ups may result in a higher GWB and, subsequently, a higher GAWA.  You will also be receiving the same GAWA percentage of 5% for AutoGuard 5, and a higher GAWA percentage of 6% for AutoGuard 6, instead of the current 5% you are receiving under your 5% GMWB Without Step-Up.  However, as stated above, you will be increasing the cost of your GMWB when converting to the new benefit.

Converting your 5% GMWB Without Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  It would also be advantageous if you desire lifetime income versus a return of premium guarantee.  Additionally, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your 5% GMWB Without Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix C.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Advantage”).  The following description of this GMWB is supplemented by the examples in Appendix C, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday).  If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

●
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the	The GWB equals initial premium net of any applicable premium taxes.
Contract on the Issue Date –	The GAWA equals 5% of the GWB.

When this GMWB is added to the	The GWB equals Contract Value.
Contract on any Contract Anniversary –	The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the lesser of:
prior withdrawals in the	●	Contract Value after the withdrawal; Or
current Contract Year, exceeds the greater of the GAWA or	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
RMD, as applicable –	The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an interest rate adjustment.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
Contract –	The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the beneficiary's eligibility – whether or not the spousal beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 143.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8.  The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

Conversion.  You may convert this 5% For Life GMWB With Bonus and Annual Step-Up to the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB) or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the 5% for Life GMWB With Bonus and Annual Step-Up that are due upon termination of the original endorsement.  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  Depending on the age at which you convert, the charge of LifeGuard Freedom 6 GMWB may be higher than that currently charged for this 5% for Life GMWB With Bonus and Annual Step-Up.  The charge of LifeGuard Freedom 6 GMWB with Joint Option will be higher than that currently charged for this For Life GMWB With Bonus and Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your 5% for Life GMWB With Bonus and Annual Step-Up.  Converting your 5% for Life GMWB With Bonus and Annual Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, re-determination of the GAWA%, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  Additionally, the For Life Guarantee is effective on the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option, instead of the attained age of 60 (attained age 65 if this GMWB was added to your Contract prior to December 3, 2007) under your 5% for Life GMWB With Bonus and Annual Step-Up.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.  Conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  Depending on the age at which you convert, you may be increasing the cost of your GMWB when converting to LifeGuard Freedom 6 GMWB.  And you will be increasing the cost of your GMWB when converting to LifeGuard Freedom 6 GWMB with Joint Option.

Finally, the new GWB upon any conversion of your 5% for Life GMWB With Bonus and Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix C.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  (See Example 1 in Appendix C.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the lesser of:
prior withdrawals in the	●	Contract Value after the withdrawal; Or
current Contract Year, exceeds the greater of the GAWA or	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
RMD, as applicable –	The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an interest rate adjustment.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the

Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die before all scheduled payments are made, then your beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the beneficiary's eligibility – whether or not the spousal beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 143.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Conversion.  You may convert this For Life GMWB With Annual Step-Up to the For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB) or the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the For Life GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of LifeGuard Freedom 6 GMWB will the same as that currently charged for this For Life GMWB With Annual Step-Up.  The charge of LifeGuard Freedom 6 GMWB with Joint Option will be higher than that currently charged for this For Life GMWB With Bonus and Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your For Life GMWB With Annual Step-Up.  Converting your For Life GMWB With Annual Step-Up to LifeGuard Freedom 6 GMWB or LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  In addition, conversion to LifeGuard Freedom 6 GMWB with Joint Option will provide spousal continuation of the lifetime income feature.  However, as noted above, you will be increasing the cost of your GMWB when converting to LifeGuard Freedom GWMB with Joint Option.  Furthermore, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the Owner’s (or with joint Owners, the oldest Owner's) attained age of 59 1/2 for LifeGuard Freedom 6 GMWB or the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option instead of on the effective date of the endorsement under your For Life GMWB With Annual Step-Up.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB and LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your For Life GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix C.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 10 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary beneficiary and all other beneficiaries will be treated as contingent beneficiaries.  The For Life Guarantee will not apply to these contingent beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial Owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal beneficiary will become the Owner upon Spousal Continuation and he or she may name a beneficiary; however, that beneficiary is not considered a Covered Life.  Likewise, if the primary spousal beneficiary dies first, the Owner may name a new beneficiary; however, that beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the	The GWB equals initial premium net of any applicable premium taxes.
Contract on the Issue Date –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the	The GWB equals Contract Value.
Contract on any Contract Anniversary –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the lesser of:
prior withdrawals in the	●	Contract Value after the withdrawal; Or
current Contract Year, exceeds the greater of the GAWA or	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
RMD, as applicable –	The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an interest rate adjustment.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 71 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect, at least one Covered Life remains alive and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the contract is still in the accumulation phase.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but not less frequently than annually.  If you die before all scheduled payments are made, then your beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments.  All other rights under your Contract cease, except for the right to change beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.
○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of death.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 143.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal beneficiary and the spousal beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Conversion.  You may convert this Joint For Life GMWB With Annual Step-Up to the Joint For Life GMWB With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB with Joint Option).  Conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because the recalculated GWB under the new benefit takes into account any negative investment performance under your Contract.  For conversion, the new benefit must be available at the time of election and you must meet the eligibility requirements for the new benefit.  In addition, Covered Lives must remain the same upon conversion.  Conversion is permitted on any Contract Anniversary before July 2, 2011.  (The date by which conversion is required may vary by state and could be later than July 2, 2011.  Please contact us at the Annuity Service Center or contact your representative to obtain conversion date information specific to your state.  Our contact information is on the cover page of this prospectus.)  A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary.

With conversion, the GWB is recalculated based on Contract Value at the time of conversion.  This Contract Value is determined after the deduction of any charges for the Joint For Life GMWB With Annual Step-Up that are due upon termination of the original endorsement.  Regarding your GAWA, a new GAWA is determined according to the rules under the new endorsement.  We will send you the new endorsement.  Upon conversion, all conditions, rules, benefits, charges and limitations of the new optional withdrawal benefit will apply to you.  The charge of the new benefit will be higher than that currently charged for this Joint For Life GMWB With Annual Step-Up.  Conversion is not a right under the Contract or endorsement.  We currently allow conversions, and we may discontinue doing so at any time in the future.  In addition, no more than two GMWB conversions are currently allowed over the life of a Contract.

There are several important factors to consider when deciding whether to convert your Joint For Life GMWB With Annual Step-Up.  Converting your Joint For Life GMWB With Annual Step-Up to LifeGuard Freedom 6 GMWB with Joint Option may be advantageous if you desire the potential for a GWB adjustment, annual Step-Ups of the GWB to the Contract Value over the life of the Contract (so long as the Contract is in the accumulation phase), and the bonus provision that may increase your GWB if no withdrawals are taken over a certain period, even if the GWB does not increase upon the Step-Ups.  However, as noted above, you will be increasing the cost of your GMWB when converting to the new benefit.  Additionally, the For Life Guarantee is not effective until the Contract Anniversary on or immediately following the youngest Covered Life’s attained age of 59 1/2 for LifeGuard Freedom 6 GMWB with Joint Option instead of on the effective date of the endorsement under your For Life GMWB With Annual Step-Up.  Because the GAWA percentage under LifeGuard Freedom 6 GMWB with Joint Option varies according to age group (the younger the age group, the lower the GAWA percentage) and is determined based on the attained age at the time of the first withdrawal, your GAWA percentage may increase or decrease, depending on the age at which you convert and depending on when you take your first withdrawal after conversion.

Finally, the new GWB upon any conversion of your Joint For Life GMWB With Annual Step-Up would be equal to the Contract Value at the time of the conversion.  As a result, if the GWB in your current GMWB is higher than your Contract Value, your GWB will decrease upon conversion.  In addition, the new GAWA will be based on the new GWB of the new benefit after conversion.  (See Example 1 in Appendix C.)

Please consult your representative to see whether a conversion, given your individual needs and circumstances, will provide you with more appropriate coverage than you currently enjoy.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added	The GWB equals initial premium net of any applicable premium taxes.
to the Contract on the Issue Date –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to	The GWB equals Contract Value.
the Contract on any Contract Anniversary –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.
For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an interest rate adjustment.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or
●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).

If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the	The quarterly adjusted Contract Value is equal to the greater of:
current Contract Year, is less than or equal to the greater	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract
Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 143.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
applicable –	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an interest rate adjustment.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or
●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).

If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the	The quarterly adjusted Contract Value is equal to the greater of:
current Contract Year, is less than or equal to the greater	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 88 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse it not a Covered Life, the GWB adjustment is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 143.

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest Covered Life's 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”).  The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.  This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to	The GWB equals initial premium net of any applicable premium taxes.
the Contract on the Issue Date –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to	The GWB equals Contract Value.
the Contract on any Contract Anniversary –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, is less	●	The GWB before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as	●	Zero.
Applicable -	The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an interest rate adjustment.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday,

Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
premium payment on the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract	The GWB is recalculated, equaling the greater of:
Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 143.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the	The GWB equals initial premium net of any applicable premium taxes.
Contract on the Issue Date –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the	The GWB equals Contract Value.
Contract on any Contract Anniversary –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the	●	The GWB before the withdrawal less the withdrawal; Or
current Contract Year, is less than or equal to the greater of	●	Zero.
the GAWA or RMD, as	The GAWA:
applicable –	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an interest rate adjustment.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.   While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 107 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 143.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)
The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”).

This is a new Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options.  This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.  This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.
For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary.  This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added	The GWB equals initial premium net of any applicable premium taxes.
to the Contract on the Issue Date –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to	The GWB equals Contract Value.
the Contract on any Contract Anniversary –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the	●	The GWB before the withdrawal less the withdrawal; Or
current Contract Year, is less than or equal to the greater of	●	Zero.
the GAWA or RMD, as	The GAWA:
applicable –	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an interest rate adjustment.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200 % Guaranteed Withdrawal Balance Adjustment.   (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".)  If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 200% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement.  The 400% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 400% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of a 400% GWB adjustment provision.)

PLEASE NOTE: If you purchase this GMWB when you are 76 years old or older, you will be ineligible for the 400% GWB adjustment.  Since the GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the date on which the Owner attains age 95, the 400% GWB Adjustment will be of no benefit to you unless you are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the	The quarterly adjusted Contract Value is equal to the greater of:
current Contract Year, is less than or equal to the greater	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50% (1.20% if this endorsement is added to the Contract before September 28, 2009).  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit.  On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, is less than or equal to the greater	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment.  The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this contract’s basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit).  The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/guaranteed fixed accounts and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix D.  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees.  By electing this GMWB, you are giving control to us of all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/guaranteed fixed accounts and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/guaranteed fixed account in proportion to their current value.  Transfers from guaranteed fixed accounts will be subject to an interest rate adjustment, if applicable.  There is no interest rate adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed accounts will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix D for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB’s benefits).  In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed accounts.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix C.  Please also see the Transfer of Assets Methodology in Appendix D, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/guaranteed fixed accounts.  If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and guaranteed fixed accounts according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Guaranteed Minimum Withdrawal Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no interest rate adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.
Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GMWB death benefit is void and will not be included in the continuation adjustment.
	○	The GWB adjustment provision is void.
	○	The Bonus provision is void.
	○	Step-Ups will continue as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
	○	The Liability factors for the transfer of assets formulas (see Appendix D) will continue to be based on the duration since the effective date of the GMWB endorsement.
	○	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.
○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

	○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.
●	Continue the Contract without this GMWB (GMWB is terminated).
	○	The GMWB death benefit will be included in the calculation of the Continuation Adjustment.
	○	The GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed accounts based on the current premium allocation for the Contract.
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 143.

Termination.  This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;
●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed accounts based on the current premium allocation for the Contract.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”).  The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract year during the Bonus Period causes the bonus not be applied.
When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options.  This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;
The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary.  This GMWB may also be terminated by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added	The GWB equals initial premium net of any applicable premium taxes.
to the Contract on the Issue Date –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to	The GWB equals Contract Value.
the Contract on any Contract Anniversary –
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.
The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all	The GWB is recalculated, equaling the greater of:
prior withdrawals in the	●	The GWB before the withdrawal less the withdrawal; Or
current Contract Year, is less than or equal to the greater of	●	Zero.
the GAWA or RMD, as	The GAWA:
applicable –	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals	The GWB is recalculated, equaling the greater of:
in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:
• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or
• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any withdrawal charges and other charges or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an interest rate adjustment.  Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 144.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of either Covered Life's falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges (i.e., withdrawal charges) and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 2009 Contract Year (ending June 30) is $10.  The RMDs for calendar years 2008 and 2009 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2008 and $8 in each of the two halves of calendar year 2009, then at the time the withdrawal in the first half of calendar year 2009 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 2009 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1938, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2008 RMD) until March 30, 2009, he may still take the 2009 RMD before the next Contract Year begins, June 30, 2009 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 2009 RMD) after June 30, 2009, he should wait until the next Contract Year begins (that is after June 30, 2010) to take his third RMD (the 2010 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200% Guaranteed Withdrawal Balance Adjustment.   (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".)  If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 200% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement.  The 400% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 400% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of a GWB adjustment provision.)

PLEASE NOTE: If either Covered Life is 76 years old or older when this GMWB is purchased, the 400% GWB adjustment will be of no benefit.  Since the GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the date on which the Owner or either joint Owner (oldest Covered Life) attains age 95, the 400% GWB Adjustment will be of no benefit to you unless both Covered Lives are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
the Contract –	If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, is less	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The quarterly adjusted Contract Value is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86% (1.50% if this endorsement is added to the Contract before September 28, 2009).  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit.  On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, is less	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
than or equal to the greater of the GAWA or RMD, as applicable –	●	Zero.

When a withdrawal, plus all	The GMWB death benefit is equal to the greater of:
prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment.  The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit (i.e., the Earnings Protection Benefit).  The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets.  This GMWB requires automatic transfers between your elected Investment Divisions/guaranteed fixed accounts and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix D.  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees.  By electing this GMWB, you are giving control to us of all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/guaranteed fixed accounts and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/guaranteed fixed account in proportion to their current value.  Transfers from guaranteed fixed accounts will be subject to an interest rate adjustment, if applicable.  There is no interest rate adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed accounts will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix D for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits).  In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed accounts.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix C.  Please also see the Transfer of Assets Methodology in Appendix D, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/guaranteed fixed accounts.  If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and guaranteed fixed accounts according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change.  However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account.  A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the Fixed Account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no interest rate adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the	The GWB is recalculated, equaling the greater of:
Contract Value is zero –	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the GMWB death benefit and the Earnings Protection Benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.
If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
For a surviving spouse who is a Covered Life, the GMWB death benefit remains in force but will not be included in the continuation adjustment.
If the surviving spouse is not a Covered Life, the GMWB death benefit is null and void and will not be included in the continuation adjustment.

○
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, the GWB adjustment is null and void.

○
For a surviving spouse who is a Covered Life, the Bonus provision will continue as permitted in accordance with the Bonus rules above.  The Bonus Period will continue to be based on the original effective date of the endorsement, the most recent Bonus Base Step-Up, or the youngest Covered Life's attained age, as applicable.
If the surviving spouse is not a Covered Life, the Bonus provision is null and void.

○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
The Liability factors for the transfer of assets formulas (see Appendix D) will continue to be based on the youngest Covered Life's attained age on the effective date of the endorsement and the duration since the effective date of the GMWB endorsement.

○	If the surviving spouse is a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary. Such a request must be received in Good Order within 30 calendar days prior to the Contract Anniversary.

●	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.
	○	The GMWB death benefit will be included in the calculation of the Continuation Adjustment.
	○	The GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed accounts based on the current premium allocation for the Contract.
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 143.

Termination.  This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;
●	The Income Date;
●	Conversion of this GMWB (if conversion is permitted);
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed accounts based on the current premium allocation for the Contract.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 35 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”).  The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract and the surviving spouse is not a Covered Life.  If the surviving spouse is a Covered Life, spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:
●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase.  You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings.  Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis.  If you have arranged for systematic withdrawals, schedule any planned Step-Up under a GMWB to occur prior to the withdrawal.  Example 7 in Appendix C illustrates the consequences of a withdrawal preceding a Step-Up.  There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive.  In addition, withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.  You may also be subject to a withdrawal charge and an interest rate adjustment.

If your Contract contains the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMWB Fixed Account.  A specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

We reserve the right to discontinue offering this program in the future.

Suspension of Withdrawals or Transfers. Jackson may be required to suspend or delay withdrawals or transfers from an Investment Division when:

a)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

b)	trading on the New York Stock Exchange is restricted;

c)	an emergency exists so that it is not reasonably practicable to dispose of securities in the Separate Account or determine the division value of its assets; or

d)	the SEC, by order, may permit for the protection of Owners.

The applicable rules and regulations of the SEC will govern whether the conditions described in (b) and/or (c) exist.

Jackson has reserved the right to defer payment for a withdrawal or transfer from the guaranteed fixed accounts and the GMWB Fixed Account for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your Contract.  The Income Date is the day on which those payments begin.  The Income Date must be at least one year after your Contract is issued.  You can choose the Income Date and an income option.  The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least 7 days before the income date.  You must give us notice seven days before the scheduled income date.  Income payments must begin by your 90th birthday under a non-qualified Contract, unless otherwise approved by the Company, or by such earlier date as required by the applicable qualified plan, law or regulation.  However, if you have not yet attained or passed age 90, you may elect to change your Income Date to the Contract Anniversary on or next following your 95th birthday.  Additionally, if you already attained or passed age 90 as of April 6, 2009 and have not yet started receiving income payments, you may elect to change your Income Date to the Contract Anniversary on or next following your 100th birthday.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law).  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities.  Distributions from Roth IRAs are not required prior to your death.
At the income date, you can choose whether payments will come from the guaranteed fixed accounts, the Investment Divisions or both.  Unless you tell us otherwise, your income payments will be based on the Allocation Options that were in place on the income date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually.  However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson may provide your payment in a single lump sum, part of which may be taxable as Federal Income.  Likewise, if your first income payment would be less than $50 and state law permits, Jackson may set the frequency of payments so that the first payment would be at least $50.

If the assumed net investment rate is a lower percentage, for example, 3% versus 4.5% under a particular Annuity Option, the initial payment will be smaller if a 3% assumed net investment rate applies instead of a 4.5% assumed net investment rate, but, all other things being equal, the subsequent 3% assumed net investment rate payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage.

Income Payments from Investment Divisions. If you choose to have any portion of your income payments come from the Investment Division(s), the dollar amount of your payment will depend upon three things:

1.	the value of your Contract in the Investment Division(s) on the income date;

2.	the 3% assumed investment rate used in the annuity table for the Contract; and

3.	the performance of the Investment Divisions you selected.

Jackson calculates the dollar amount of the first income payment that you receive from the Investment Divisions.  We then use that amount to determine the number of annuity units that you hold in each Investment Division.  The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an Investment Division by the annuity unit value for that Investment Division.

The number of annuity units that you hold in each Investment Division does not change unless you reallocate your Contract Value among the Investment Divisions.  The annuity unit value of each Investment Division will vary based on the investment performance of the Funds.  If the actual investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal.  If the actual investment performance exceeds the assumed rate, your income payments will increase.  Similarly, if the actual investment performance is less than the assumed rate, your income payments will decrease.

Income Options. The annuitant is the person whose life we look to when we make income payments.  (Each description assumes that you are the Owner and annuitant.)  The following income options may not be available in all states.

Option 1 - Life Income.  This income option provides monthly payments for your life.  No further payments are payable after your death.
Option 2 - Joint and Survivor Annuity.  This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.  Upon the death of either person, the monthly payments will continue during the lifetime of the survivor.  No further payments are payable after the death of the survivor.  Upon the death of either person, the monthly payments will continue during the lifetime of the survivor.  No further payments are payable after the death of the survivor.

Upon the death of either person, the monthly payments will continue during the lifetime of the survivor.  No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With 120 or 240 Monthly Payments.  This income option provides monthly payments for the annuitant's life, but with payments continuing to the beneficiary for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period.  If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum payment may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Option 4 - Income for a Specified Period.  This income option provides monthly payments for any number of years from 5 to 30.  If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Additional Options - Other income options may be made available by Jackson.

DEATH BENEFIT

The death benefit paid to your beneficiary upon your death is calculated as of the date we receive all required documentation which includes but is not limited to due proof of death and a completed claim form from the beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first beneficiary).  The death benefit paid will be the basic Contract death benefit.  Each beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered before selecting a GMWB.  Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.  See the individual GMWB subsections earlier in this prospectus under “ACCESS TO YOUR MONEY” for information about how the GMWB endorsements work.

Death of Owner Before the Income Date. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit.  If you have a joint Owner, the death benefit will be paid when the first joint Owner dies.  The surviving joint Owner will be treated as the beneficiary.  Any other beneficiary designated will be treated as a contingent beneficiary.  Jackson may limit permissible joint Owners to spouses.

Base Contract Death Benefit

The death benefit equals:

1.	current Contract Value; or

2.	the total premiums (less withdrawals, charges and premium taxes) compounded at 5% (4% if the Owner is age 70 or older at the date of issue); or

3.
the Contract Value at the end of the 7th Contract year PLUS all premiums paid since the 7th year (less withdrawals, withdrawal charges and premium taxes incurred since the 7th year) compounded at 5% (4% if the Owner is age 70 or older at the date of issue);

 -- whichever is GREATEST.

The death benefit under 2 and 3 will never exceed 250% of premiums paid, less partial withdrawals, charges and tax incurred.  The death benefit under 2 and 3 may not be available in all states.

From the time of death of the Owner until the death benefit amount is determined, any amount allocated to an Investment Division will be subject to investment risk.  This investment risk is borne by the beneficiary(ies).

The death benefit can be paid under one of the following death benefit options:

•	single lump sum payment; or

•	payment of entire death benefit within 5 years of the date of death; or

•
payment of the entire death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy, with the balance of the death benefit payable to the beneficiary.

Under these income options, the beneficiary may also elect to receive additional lump sums at any time.  The receipt of any additional lump sums will reduce the future income payments to the beneficiary.

Unless the beneficiary chooses to receive the entire death benefit in a single sum, the beneficiary must elect an income option within the 60-day period beginning with the date Jackson receives proof of death and payments must begin within one year of the date of death.  If the beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, Jackson will pay the death benefit within seven days.  If the beneficiary is your spouse, he/she can continue the Contract in his/her own name at the then current Contract Value.

As Owner, you may also make a predetermined selection of the death benefit option to be paid if your death occurs before the income date.  If this Preselected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract.  This restriction applies even if the beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code.  The Preselected Death Benefit Option may not be available in your state.

Earnings Protection Benefit (“EarningsMax”). The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death.  If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.

If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then, the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

If you are between the ages of 70 – 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value in the Separate Account and the Fixed Account exceeds the total premiums paid into the Contract (less prior withdrawals, withdrawal charges and premium taxes applicable to the withdrawals).  If the earnings amount is negative, i.e., the total premiums paid into your Contract (adjusted for any withdrawals and associated charges) are greater than the Contract Value, no Earnings Protection Benefit will be paid.

In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, we do not take into consideration any earnings above 100% of the total premiums paid (adjusted for any withdrawals and associated charges).  Premiums paid in the 12 months prior to the date of your death (other than your initial premium if you die in the first Contract Year) are excluded.

As described below, if your spouse exercises the Special Spousal Continuation Option upon your death, we will increase the Contract Value at that time to reflect any otherwise payable Earnings Protection Benefit.  In addition, upon your spouse's death we will pay an Earnings Protection Benefit if your Contract has accrued additional earnings since your death.  In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in “Special Spousal Continuation Option” below).  In addition, the maximum earnings on which we calculate the Earnings Protection Benefit will be based solely upon premiums paid after the Continuation Date (adjusted for withdrawals and associated charges).  Premiums paid in the 12 months prior to the date of your spouse's death are excluded.

You must elect the Earnings Protection Benefit when you apply for your Contract.  Once elected, the benefit may not be terminated.

No Earnings Protection Benefit will be paid:

1.	if the Contract is in the income phase at the time of your death;

2.	if there are no earnings in the Contract.

Moreover, no additional Earnings Protection Benefit will be paid if your spouse exercises the Special Spousal Continuation Option (described below) after your death and does not pay any premiums into the Contract after the Continuation Date.

If you elect this benefit, during the accumulation phase of the Contract we will deduct a charge of 0.20% of the daily net asset value of the Funds.  This charge is in addition to the other charges that are deducted from your Contract.

This charge continues if your spouse elects to continue the Contract under the Special Spousal Continuation Option.  Please note that we collect this charge even if your spouse does not pay any additional premium after the Continuation Date and therefore is not eligible for an Earnings Protection Benefit upon his or her death.  In addition, if your spouse pays little or no premium after the Continuation Date, the potential Earnings Protection Benefit may be much lower than it was prior to the Continuation Date.  We continue to collect this charge at the same rate because the level of this charge is based on the expected Contract Value and duration of all Contracts having the Earnings Protection Benefit and Special Spousal Continuation Option Endorsements.

Contract value is determined as of the date we receive complete claim forms and due proof of death from the beneficiary of record.

The Earnings Protection Benefit may not be available in your state or through the broker-dealer with which your financial advisor is affiliated.  See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

Special Spousal Continuation Option. If your spouse is the beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option no death benefit will be paid at that time.  Instead, we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable (including the Earnings Enhancement Benefit, if any) exceeds the Contract Value.  We calculate this amount using the Contract Value and death benefit as of the date we receive complete forms and due proof of death from the beneficiary of record and the spousal beneficiary's written request to continue the Contract (the “Continuation Date”).  We will add this amount to the Contract based on the allocation instructions at the time of your death subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse.  The Special Spousal Continuation Option may not be available in your state or through the broker-dealer with which your financial advisor is affiliated.  See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit, including any Earnings Protection Benefit, under the Contract.  The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract.

If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate certain optional benefits you might have elected.  However, a GMWB will terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract.  For more information, please see the individual GMWB subsections earlier in this prospectus under “Access To Your Money.”

The optional benefit that cannot be terminated by your spouse is the Earnings Protection Benefit.  The Contract and this optional benefit remain the same.  Your spouse will also be subject to the same fees, charges and expenses under the Contract as you were.  In particular, the charge for the Earnings Protection Benefit will remain the same even though, as discussed in “Earnings Protection Benefit” above, in certain circumstances the potential benefit will be lower after the Continuation Date.  Your spouse should weigh this cost against the potential benefits, in deciding whether to exercise the Special Spousal Continuation Option.

Even if your spouse pays premiums after the Continuation Date, no Earnings Protection Benefit will apply if your spouse is 76 or older when the Contract is continued, even though charges for the benefit are assessed.

If you have elected the Preselected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code.  The Preselected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date. If you or a joint Owner die on or after the income date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death.  If you die, the beneficiary becomes the Owner.  If the joint Owner dies, the surviving joint Owner, if any, will be the designated beneficiary.  Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.  A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

Death of Annuitant. If the annuitant is not an Owner or joint Owner and the annuitant dies before the income date, you can name a new annuitant, subject to our underwriting rules.  If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant.  However, if the Owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the Owner, and a new annuitant may not be named.

If the annuitant dies on or after the income date, any remaining payments will be as provided for in the income option selected.  Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

TAXES

The following is only general information and is not intended as tax advice to any individual.  Additional tax information is included in the SAI.  You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase the Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan), your Contract will be what is referred to as a tax-qualified contract.  Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral.  You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase the Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the annuitant until a distribution (either as a withdrawal, including withdrawals under any GMWB you may elect, or as an income payment) is made from the Contract.  This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the Contract as an agent for a natural person).  Also loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts.  For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract.  Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments. Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract.  In contrast, a part of each income payment under a nonqualified Contract is generally treated as a non-taxable return of premium.  The balance of each income payment is taxable as ordinary income.  The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made.  Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income.  Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract.  This penalty tax will not apply to any amounts:  (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid to a beneficiary after you die; (3) paid if the recipient becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life (or life expectancy) or a period not exceeding the joint lives (or joint life expectancies) of the recipient and a beneficiary; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner's death.  The Owner's “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the Owner's “designated beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts – Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts.  The Code also imposes required minimum distribution for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract.  These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI.  Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities.  Withdrawals can only be made when an Owner:  (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship.  However, in the case of hardship, the Owner can only withdraw the premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a new type of non-deductible IRA annuity, known as a Roth IRA annuity.  Qualified distributions from Roth IRA annuities are entirely federal income tax free.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual or for a spouse, child, grandchild, or ancestor.

Constructive Withdrawals – Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.  In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes.  Under the facts in these Rulings:  (i) there was a written agreement providing for payments of the fees solely from the annuity Contract, (ii) the Contract Owner had no liability for the fees, and (iii) the fees were paid solely from the annuity Contract to the adviser.

Extension of Latest Income Date. If you do not annuitize your non-qualified Contract on or before the latest income date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes.  The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year of your Latest Income Date.  In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time.  Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

Death Benefits. None of the death benefits paid under the Contract to the beneficiary will be tax-exempt life insurance benefits.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

IRS Approval.  The Contract, and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Assignment. An assignment of a Contract will generally be a taxable event.  Assignments of a tax-qualified Contract may also be limited by the Code and ERISA.  These limits are summarized in the SAI.  You should consult your tax adviser prior to making any assignment of a Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract.  Jackson believes that the underlying investments are being managed so as to comply with these requirements.  A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the contract owner and Jackson regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer Funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects.  The first difference is that the contract in the Revenue Ruling provided 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract offers 12 Investment Divisions and at least one guaranteed fixed account.  The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding.  In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld.  Some states have enacted similar rules.  Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments.  Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution;

(c)	a hardship withdrawal; or

(d)	the non-taxable portion of a distribution.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product Owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal (DAC) tax charge” under variable life insurance policies, we do not currently include company income taxes in the charges Owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. You can arrange to have a regular amount of money periodically transferred automatically into the Investment Divisions and other guaranteed fixed accounts from the one-year guaranteed fixed account or any of the other Investment Divisions.  This theoretically gives you a lower average cost per unit for the Investment Divisions over time than you would receive if you made a one-time purchase.  The more volatile Investment Divisions may not result in lower average costs, and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.  Certain restrictions may apply.

Dollar Cost Averaging Plus (DCA+). The DCA+ account is a “source account” designed for Dollar-Cost Averaging.  The DCA+ account is credited with an enhanced interest rate.  If a DCA+ account is selected, monies in the DCA+ fixed account will be systematically transferred to the Investment Divisions or other guaranteed fixed accounts chosen over the DCA+ term selected.

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the 1-year guaranteed fixed account and the JNL/Select Money Market Fund).  There is no charge for Earnings Sweep.

Rebalancing.  You can arrange to have Jackson automatically reallocate your Contract Value among Investment Divisions and the guaranteed fixed account periodically to maintain your selected allocation percentages.  Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

Free Look. You may return your Contract to the selling agent or Jackson within 20 days after receiving it.  Jackson will return the Contract Value in the Investment Divisions plus any fees and expenses deducted from the premiums allocated to the Investment Divisions plus the full amount of premiums allocated to the guaranteed fixed account and the GMWB Fixed Account.  We will determine the Contract Value in the Investment Divisions as of the date we receive the Contract or the date you return it to the selling agent.  Jackson will return premium payments where required by law.  In some states, we are required to hold the premiums of a senior citizen in a Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising. From time to time, Jackson may advertise several types of performance for the Investment Divisions.

•	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•	Standardized average annual total return is calculated in accordance with SEC guidelines.

•
Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return.  For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the series, rather than the inception date of the Investment Division.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period.  Performance will reflect the deduction of the insurance charges and may reflect the deduction of the annual contract maintenance charge and withdrawal charge.  The deduction of the Contract maintenance and/or the withdrawal charge would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code.  In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education.  The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved Contract or vendor during the period of ORP participation.  These requirements will apply to any other jurisdiction with comparable requirements.

Modification of the Contract. Only the President, Vice President, Secretary or Assistant Secretary of Jackson may approve a change to or waive a provision of the Contract.  Any change or waiver must be in writing.  Jackson may change the terms of the Contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson.

Legal Proceedings.  Jackson is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products.  These matters are sometimes referred to as market conduct litigation.  The market conduct litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from Jackson during periods ranging from 1981 to present.  Jackson has retained national and local counsel experienced in the handling of such litigation.  To date, such litigation has either been resolved by Jackson on a non-material basis, or is being vigorously defended.  Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable.  Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 2009, for information concerning such amounts that have been accrued.  At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.

PRIVACY POLICY

Collection of Nonpublic Personal Information.  We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us;

•	Information we receive from a consumer reporting agency;

•	Information we obtain from others in the process of verifying information you provide us; and

•	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

Disclosure of Current and Former Customer Nonpublic Personal Information. We will not disclose our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law.  To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your Contract and process the transactions and services you request.  We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications.  Our agreements with these third party mailers require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested.  These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies, and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

You should know that your representative is independent of Jackson.  He or she is responsible for the use and security of information you provide him or her.  Please contact your representative if you have questions about his or her privacy policy.

Security to Protect the Confidentiality of Nonpublic Personal Information.  We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information.  Our practices of safeguarding your information help protect against the criminal use of the information.  Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to our employees, agents and contractors.  We maintain physical, electronic, and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

Questions. If you have questions about your Contract, you may call or write to us at:
• Jackson Annuity Service Center: 1 (800) 873-5654 (8 a.m. – 8 p.m. ET)
P.O. Box 30314, Lansing, Michigan 48909-7814
• Institutional Marketing Group Service Center: 1 (800) 777-7779 (8 a.m. – 8 p.m. ET)
P.O. Box 30314, Lansing, Michigan 48909-7814

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History 2
Services 2
Purchase of Securities Being Offered 7
Underwriters 7
Calculation of Performance 7
Additional Tax Information 9
Annuity Provisions 19
Net Investment Factor 20
Condensed Financial Information 20

APPENDIX A

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®” and “Jackson®” are trademarks or service marks of Jackson National Life Insurance Company.

“Dow Jones®”, “Dow Jones Industrial AverageSM”, “DJIASM” “Dow Jones Select Dividend IndexSM,” “The DowSM” and “the Dow 10SM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to CME Group Index Holdings LLC (“CME”) and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company®.  Dow Jones, CME and their respective affiliates have no relationship to the JNL Variable Fund LLC and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average (DJIA) and their respective service marks for use in connection with the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

Dow Jones, CME and their respective affiliates do not:
●
Sponsor, endorse, sell or promote the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Recommend that any person invest in the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, or the JNL/Mellon Capital Management Technology Sector Fund.

●
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

●
Consider the needs of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or the owners of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones, CME and their respective affiliates will not have any liability in connection with the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, or the JNL/Mellon Capital Management Technology Sector Fund. Specifically,

●	Dow Jones, CME and their respective affiliates do not make any warranty, express or implied, and Dow Jones, CME and their respective affiliates disclaim any warranty about:
●
The results to be obtained by the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund, the owners of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

	●	The accuracy or completeness of the DJIA and its data;
	●	The merchantability and the fitness for a particular purpose or use of the DJIA and its data;
●	Dow Jones, CME and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the DJIA or its data;
●
Under no circumstances will Dow Jones, CME and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the indexes and trademarks referred to above by Jackson National Life Insurance Company® and Dow Jones is solely for the benefit of the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund and not for any other third parties.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” S&P 500 Index®,” “S&P MidCap 400 Index®,” and the “S&P SmallCap 600 Index®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Jackson.  The JNL/Mellon Capital Management S&P® 10 Fund and any other investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Standard & Poor’s Index are not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P is not an investment adviser and S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in these Funds.  Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P.  S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund.  Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

B-

APPENDIX B

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2009 from the Distributor in relation to the sale of our variable insurance products.

1st Discount Brokerage Inc.	Center Street Securities	FSP Investments LLC	Investors Capital Corp.
1st Global Capital Corporation	CFD Investments, Inc.	Fulcrum Securities Inc.	Investors Security Co Inc.
Advisory Group Equity Services	Commonwealth Financial Network	G. F. Investment Services, LLC	J.J.B. Hilliard, W.L. Lyons, LLC
American Capital Partners LLC	Compak Securities Inc.	G.A. Repple & Company	J.W. Cole Financial, Inc.
American Independent Securities Group	Comprehensive Asset Mgmt and Servicing, Inc.	G.W. Sherwold Associates, Inc.	Janney Montgomery Scott, LLC
American Portfolios Financial Services, Inc.	Crowell, Weedon & Company	Geneos Wealth Management, Inc.	JP Turner & Company, LLC
Ameriprise Financial Services Inc.	Crown Capital Securities L.P.	Genworth Financial Securities	JRL Capital Corporation
Ameritas Investment Corp.	CUE Financial Group, Inc.	Girard Securities, Inc.	K. W. Chambers & Co.
Apple Tree Investments	CUSO Financial Services	Great American Advisors, Inc.	Kalos Capital, Inc.
Askar Corp	Cutter and Company	GWN Securities, Inc.	KCD Financial
Assist Investment Management Company, Inc.	D H Hill Securities LLP	H. Beck, Inc.	Key Investment Services LLC
Associated Securities Corp.	D.A. Davidson & Co.	H.D. Vest Investment Securities	KMS Financial
Ausdal Financial Partners Inc.	David A. Noyes & Company	Hantz Financial Services, Inc.	Koehler Financial, LLC
AXA Advisors LLC	Eagle One Investments, LLC	Harbor Financial Services	Kovack Securities, Inc.
BancWest Investment Services Inc.	EDI Financial, Inc.	Harbour Investment, Inc.	L.M. Kohn & Company
BB&T Investment Services Inc.	Ensemble Financial Services	Harger & Company	Labrunerie Financial, Inc.
BCG Securities	Equity Services, Inc.	Harold Dance Investments	Landoak Securities
Beneficial Investment Services	Essex National Securities	Harvest Capital	Lasalle St Securities LLC
Benjamin F. Edwards & Co. Inc.	Feltl & Company	Hazard & Siegel, Inc.	Legend Equities Corp.
Bentley-Lawrence Securities	Ferris Baker Watts, Inc.	HBW Securities	Leigh Baldwin & Company, LLC
Berthel Fisher & Company Financial Services	Fifth Third Securities	Heartland	Lincoln Financial
BOSC, Inc.	Financial Advisers of America	Heritage Financial Systems Inc	Lincoln Investment Planning
Brecek & Young Advisors, Inc.	Financial Network Investment	Hornor Townsend & Kent, Inc.	Lombard Securities
Broker Dealer Financial	Financial Planning Consultants	Huntleigh Securities Corp.	Lowell & Company Inc.
Brokers International Financial Services, LLC	Financial Security Management	IBN Financial Services	LPL Financial Corporation
Brookstone Securities	Financial West Investment Group	IMS Securities	Madison Avenue Securities, Inc.
Butler Freeman Tally Financial Group, LLC	Fintegra	Independent Financial Group	Main Street Securities
Cadaret, Grant & Company	First Allied Securities, Inc.	Infinex Investments	Medallion Investment Services Inc.
Cambridge Investment Research	First Brokerage America	ING Financial	Merrimac Corporate Securities Inc.
Cape Securities Inc.	First Citizens Investor Services	Institutional Securities Corp.	Metlife Securities
Capital Analysts, Inc.	First Financial Equity	InterCarolina Financial Services	Michigan Securities Inc.
Capital Financial Services	First Heartland Capital, Inc.	Intervest International	Mid Atlantic Securities Inc.
Capital Guardian LLC	First Independent Financial	Invest Financial Corp.	Midwest Financial and
Capital Investment Brokerage, Inc.	FMN Capital Corporation	Investacorp, Inc.	Investment Services, Inc.
Capital Investment Group, Inc.	Foresters Equity Services Inc.	Investment Centers of America, Inc.	MML Investors Services Inc.
Capitol Securities Management	Fortune Financial Services	Investment Network	Money Concepts Capital Corp.
Capwest Securities, Inc.	Founders Financial Securities	Investment Planners Inc.	Moors & Cabot Inc.
CCF Investments	FPA Fund Distributors, Inc.	Investment Professionals, Inc.	Morgan Keegan & Company
Centaurus Financial, Inc.	FSC Securities Corporation	Investment Securities, Inc.	Morris Group, Inc.

Multi-Financial Securities Corp.	Quest Securities	Southwest Securities Financial Services, Inc.	Valmark Securities, Inc.
Mutual of Omaha Investor Services, Inc.	Questar Capital Corp.	Spectrum Capital	Vanderbilt Securities LLC
Mutual Service Corp.	Raymond James	Stephens Inc.	Veritrust Financial LLC
National Planning Corporation	RBC Capital Markets Corp.	Sterne Agee Financial Services	Vorpahl Wing Securities Inc.
National Securities Corp.	Regal Securities Inc.	Stifel Nicolaus & Company	VSR Financial Services, Inc.
New England Securities	Resource Horizons Group	Summit Brokerage Services, Inc.	Wall Street Financial Inc.
Newbridge Securities Corporation	Ridgeway & Conger Inc.	Summit Equities Inc.	Walnut Street Securities
Newport Coast Securities, Inc.	RNR Securities LLC	Sunset Financial Services, Inc.	Waterford Investor Services
NEXT Financial Group, Inc.	Robert W Baird & Company, Inc.	SWBC Investment Services, LLC	Waterstone Financial Group
NFP Securities, Inc.	Rogan & Associates, Inc.	Synergy Investment Group	Wedbush Morgan Securities
Northridge Securities Corp.	Royal Alliance Associates, Inc.	The Huntington Investment Company	Wells Fargo Advisors LLC
NRP Financial, Inc.	S M H Capital Inc.	The Investment Center, Inc.	Western Equity Group
NYLife Securities LLC	Sagepoint Financial, Inc.	The Leaders Group, Inc.	WFG Investments, Inc.
OneAmerica Securities	Sammons Securities Company, LLC	The O.N. Equity Sales Company	Wilbanks Securities
Oppenheimer & Company	SCF Securities	The Strategic Financial Alliance, Inc.	Woodbury Financial Services, Inc.
Pacific West	Schlitt Investor Services, Inc.	Thrasher & Company	Woodstock Financial Group
Packerland Brokerage Services	Scott & Stringfellow, Inc.	Thrivent Investment Management	Workman Securities Corp.
Park Avenue Securities	Securian Financial Services	Tower Square Securities, Inc.	World Choice Securities Inc.
Paulson Investment Company	Securities America, Inc.	Transamerica Financial Advisors, Inc.	World Equity Group, Inc.
Peoples Securities	Securities Service Network	Triad Advisors, Inc.	World Financial Group
Planmember Securities	Sentinel Securities	Trustmont Financial Group	WRP Investments, Inc.
Prime Capital Services Inc.	SICOR Securities, Inc.	UBS Financial Services, Inc.	Wunderlich Securities
Primevest Financial Services, Inc.	Sigma Financial Corp.	UnionBanc Investment Services LLC
Princor Financial Services Corporation	Signator Investors, Inc.	United Brokerage Services, Inc.
Pro Equities, Inc.	SII Investments, Inc.	United Equity Securities
Professional Asset Management	Silver Oak Securities	United Planners' Financial
Prospera Financial Services, Inc.	Sorrento Pacific Financial, LLC	Services of America
Purshe Kaplan Sterling	South Valley Wealth Management	USA Financial Securities Corp.
QA3 Financial Corporation	Southeast Investments	UVEST Financial Services Group, Inc.

APPENDIX C

GMWB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, no prior partial withdrawals have been made, and the bonus percentage (if applicable) is 7%.  The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus.  If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.  If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage.

Example 1: At election, your GWB is set and your GAWA is determined based on that value.

▪	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).
▪	Example 1b: If the GMWB is elected after issue or you convert to another GMWB, if permitted, when the Contract Value is $105,000 at the time the GMWB is elected or converted:
♦
Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.  If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:
♦	If your endorsement contains a varying benefit percentage:
-
Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option.

-
If your endorsement allows for re-determination of the GAWA%, your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.
♦	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision, your initial 200% GWB adjustment is set equal to 200% times your initial GWB.
♦	If your endorsement includes a 400% Guaranteed Withdrawal Balance Adjustment provision, your initial 400% GWB adjustment is set equal to 400% times your initial GWB.
♦	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB death benefit is set equal to your initial GWB.

Example 2: If your endorsement contains a varying benefit percentage, your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
If your endorsement allows for re-determination of the GAWA%, your GAWA% will be re-determined based on your attained age if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 3: Upon payment of a subsequent Premium, your GWB and GAWA are re-determined.  Your GWB is subject to a maximum of $5,000,000.

▪	Example 3a: If you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:
♦	Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).
♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).
▪	Example 3b: If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:
♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).
▪	Notes:
♦	If your endorsement contains a varying benefit percentage:
-	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA% has been determined.
-	If your endorsement allows for re-determination of the GAWA%, your BDB is increased by the Premium payment.
♦	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.
♦	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision:
-
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000.  For example, if, as in Example 3a, you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 200% of the additional premium payment.  The resulting 200% GWB adjustment is $200,000 + $100,000 = $300,000.

-
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 100% of the additional premium payment.  The resulting 200% GWB adjustment is $200,000 + $50,000 = $250,000.

♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is increased by the Premium payment, subject to a maximum of $5,000,000.

Example 4: Upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your RMD), your GWB and GAWA are re-determined.

▪	Example 4a: If you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 4b: If you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:
♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.
♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: Upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4), your GWB and GAWA are re-determined.

▪	Example 5a: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $91,200, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($130,000 - $10,000 = $120,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($120,000*0.05 = $6,000).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $90,250, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining GWB).  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  -If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $85,500, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

-
Otherwise, your new GWB is $45,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($55,000 - $10,000 = $45,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and/or the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $2,250, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($45,000*0.05 = $2,250).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $2,250, which is 5% of your new GWB ($45,000*0.05 = $2,250).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your endorsement contains a varying benefit percentage and allows for re-determination of your GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is recalculated to equal the lesser of 1) your bonus base prior to the withdrawal or 2) your GWB following the withdrawal.  In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is reduced in the same manner that the GWB is reduced; it is first reduced dollar for dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: Upon step-up, your GWB and GAWA are re-determined.  (This example only applies if your endorsement contains a Step-Up provision.)

▪	Example 6a: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).
♦
If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
However, if your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
•	Your GAWA% is set to 6%, since your Contract Value (or highest quarterly Contract Value, as applicable)($200,000) is greater than your BDB ($100,000).
•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).

♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

▪	Example 6b: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.  However, in this case, it is assumed that your initial Premium is $100,000.  Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%.  In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($90,000).

♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

-	Even if your endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your bonus base has not been increased due to the step-up.
▪	Notes:
♦
Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.  If the charge does increase, a separate calculation would be recommended to establish if the step-up is beneficial.

♦
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

♦
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

♦	If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
♦	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since step-ups do not impact the GWB adjustment.
♦	If your endorsement contains a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since step-ups do not impact the GMWB death benefit.
♦
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values.  The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

Example 7: Impact of the order of transactions.  (This example only applies if your endorsement contains a Step-Up provision.)

▪
Example 7a: If prior to any transactions your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (or highest quarterly Contract Value, as applicable).  At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).  Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

-
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

-
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).  Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA.  At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

-
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:
♦
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007, the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.
♦
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

♦
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

♦	If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the withdrawal (if not previously determined).
-
If your endorsement allows for re-determination of the GAWA%, the GAWA% is re-determined upon step-up if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.

♦	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.
♦
If your endorsement contains a GMWB Death Benefit provision, the GMWB death benefit would not be adjusted for the step-up since step-ups do not impact the GMWB death benefit, but your GMWB death benefit may be reduced for the withdrawal.

♦
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values.  The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: Upon application of the Guaranteed Withdrawal Balance Bonus, your GWB and GAWA are re-determined.  (This example only applies during the Bonus Period if your endorsement contains a Guaranteed Withdrawal Balance Bonus provision.)

▪	Example 8a: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your bonus base ($100,000 + $100,000*0.07 = $107,000).
♦	Your GAWA for the next year is recalculated to equal $5,350, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($107,000*0.05 = $5,350).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 8b: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your bonus base ($90,000 + $100,000*0.07 = $97,000).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your bonus base is not recalculated upon the application of the bonus to your GWB.
♦
If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since the GWB adjustment is not impacted by the application of the bonus.
♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since the GMWB death benefit is not impacted by the application of the bonus.
♦	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not impacted by the application of the bonus.

Example 9: For Life Guarantee becomes effective after the effective date of the endorsement.  At the time the For Life Guarantee becomes effective, your GAWA is re-determined.  (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 9a: If on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 9b: If your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:
♦
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted.  However, your GAWA would not be permitted to exceed your remaining GWB.  Your GAWA is not recalculated since the Contract Value is $0.

♦	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.
▪	Example 9c: If on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

♦
Although your GAWA is $0, upon step-up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦
If your endorsement is effective on or after 03/31/2008, your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option).  If your endorsement is effective prior to 03/31/2008, your reset date is the Contract Anniversary on or immediately following your 65th birthday (or the youngest Covered Life’s 65th birthday if your endorsement is a For Life GMWB with Joint Option).

Example 10: For Life Guarantee on a For Life GMWB with Joint Option.  (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	If at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date.  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.
▪	Notes:
♦
If your endorsement is effective on or after 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2.  If your endorsement is effective prior to 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life’s 65th birthday.

♦	If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged at the time of continuation.

Example 11: Upon application of the 200% Guaranteed Withdrawal Balance Adjustment, your GWB is re-determined.  (This example only applies if your endorsement contains a 200% Guaranteed Withdrawal Balance Adjustment or a 400% Guaranteed Withdrawal Balance Adjustment provision.  If your endorsement contains a 400% Guaranteed Withdrawal Balance Adjustment provision, the examples below still apply, given that you replace the 200% in each of the calculations with 400%)

▪	Example 11a: If on the 200% GWB Adjustment Date, your GWB is $160,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:
♦	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($160,000) or 2) the 200% GWB adjustment ($200,000).
▪	Example 11b: If on the 200% GWB Adjustment Date, your GWB is $210,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:
♦	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($210,000) or 2) the 200% GWB adjustment ($200,000).

▪	Notes:
♦	The 200% GWB adjustment provision is terminated on the 200% GWB Adjustment Date after the 200% GWB adjustment is applied (if any).
♦	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
♦	No adjustment is made to your bonus base since the bonus base is not impacted by the 200% GWB adjustment.
♦	If your endorsement allows for re-determination of the GAWA%, no adjustment is made to your BDB since the BDB is not impacted by the 200% GWB Adjustment.
♦	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB death benefit since the GMWB death benefit is not impacted by the 200% GWB adjustment.

Example 12: On each Contract Monthly Anniversary, funds are transferred to or from the GMWB Fixed Account via the formulas defined in the Transfer of Assets Methodology in Appendix D.  The annuity factors referenced in this example are also found in Appendix D.  (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 12a: If on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

♦	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).
♦
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

♦
Since the ratio (91.56%) is greater than the upper breakpoint (83%), funds are transferred from the Investment Divisions and the guaranteed fixed accounts to the GMWB Fixed Account.  The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

♦	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).
♦
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

♦
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 12b: If on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the guaranteed fixed accounts is 5%:

♦	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).
♦
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

♦
Since the ratio (73.98%) is less than the lower breakpoint (77%), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the guaranteed fixed accounts.  The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

♦	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).
♦
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

♦
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the guaranteed fixed accounts ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 12c: If on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the guaranteed fixed accounts is 5%:

♦	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).
♦	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.
♦
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the guaranteed fixed accounts.  The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

♦	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).
♦
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

♦
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the guaranteed fixed accounts ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:
♦
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

♦
The amount transferred from each Investment Division and guaranteed fixed account to the GMWB Fixed Account will be in proportion to their current value.  The amount transferred to each Investment Division and guaranteed fixed account will be based on your most current premium allocation instructions.

♦	Funds transferred out of the guaranteed fixed account(s) will be subject to an interest rate adjustment (if applicable).
♦	No adjustments are made to the GWB, the GAWA, the bonus base, the GWB adjustment, or the GMWB death benefit as a result of the transfer

APPENDIX D

LIFEGUARD SELECT GMWB

AND LIFEGUARD SELECT WITH JOINT OPTION GMWB

TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB’s benefits.  If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner's (or oldest Joint Owner's) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, as applicable, and do not change.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than the lower breakpoint of 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or
2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than the upper breakpoint of 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or
2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

C-

LifeGuard Select
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76
106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40
108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

**The age of the Owner as of the effective date or the most recent Contract Anniversary.  All Owners aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

LifeGuard Select with Joint Option
Transfer of Assets Provision
Annuity Factors

Age*	Contract Monthly Anniversary
	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.24	15.23	15.21	15.19	15.17	15.16	15.14	15.12	15.10	15.09	15.07
66	15.05	15.03	15.01	14.99	14.97	14.95	14.94	14.92	14.90	14.88	14.86	14.84
67	14.82	14.81	14.79	14.78	14.77	14.75	14.74	14.73	14.71	14.70	14.69	14.67
68	14.66	14.64	14.63	14.61	14.59	14.58	14.56	14.54	14.53	14.51	14.49	14.48
69	14.46	14.44	14.43	14.41	14.39	14.38	14.36	14.34	14.33	14.31	14.29	14.28
70	14.26	14.24	14.22	14.20	14.18	14.16	14.14	14.12	14.10	14.08	14.06	14.04
71	14.02	14.00	13.98	13.96	13.93	13.91	13.89	13.87	13.85	13.83	13.80	13.78
72	13.76	13.74	13.72	13.70	13.67	13.65	13.63	13.61	13.59	13.57	13.54	13.52
73	13.50	13.48	13.46	13.43	13.41	13.39	13.37	13.34	13.32	13.30	13.28	13.25
74	13.23	13.20	13.18	13.15	13.13	13.10	13.08	13.05	13.02	13.00	12.97	12.95
75	12.92	12.88	12.84	12.81	12.77	12.73	12.69	12.65	12.61	12.58	12.54	12.50
76	12.46	12.42	12.38	12.34	12.30	12.26	12.22	12.17	12.13	12.09	12.05	12.01
77	11.97	11.93	11.89	11.86	11.82	11.78	11.74	11.70	11.66	11.63	11.59	11.55
78	11.51	11.47	11.43	11.39	11.35	11.31	11.28	11.24	11.20	11.16	11.12	11.08
79	11.04	11.00	10.96	10.93	10.89	10.85	10.81	10.77	10.73	10.70	10.66	10.62
80	10.58	10.54	10.50	10.46	10.42	10.38	10.35	10.31	10.27	10.23	10.19	10.15
81	10.11	10.07	10.04	10.00	9.96	9.93	9.89	9.85	9.82	9.78	9.74	9.71
82	9.67	9.63	9.60	9.56	9.52	9.49	9.45	9.41	9.38	9.34	9.30	9.27
83	9.23	9.19	9.16	9.12	9.08	9.05	9.01	8.97	8.94	8.90	8.86	8.83
84	8.79	8.76	8.72	8.69	8.65	8.62	8.59	8.55	8.52	8.48	8.45	8.41
85	8.38	8.35	8.31	8.28	8.24	8.21	8.18	8.14	8.11	8.07	8.04	8.00
86	7.97	7.94	7.90	7.87	7.84	7.80	7.77	7.74	7.70	7.67	7.64	7.60
87	7.57	7.54	7.51	7.48	7.44	7.41	7.38	7.35	7.32	7.29	7.25	7.22
88	7.19	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86
89	6.83	6.80	6.77	6.74	6.71	6.68	6.66	6.63	6.60	6.57	6.54	6.51
90	6.48	6.45	6.43	6.40	6.37	6.34	6.32	6.29	6.26	6.23	6.21	6.18
91	6.15	6.12	6.10	6.07	6.04	6.01	5.99	5.96	5.93	5.90	5.88	5.85
92	5.82	5.80	5.77	5.75	5.72	5.70	5.67	5.65	5.62	5.60	5.57	5.55
93	5.52	5.50	5.47	5.45	5.42	5.40	5.37	5.35	5.32	5.30	5.27	5.25
94	5.22	5.20	5.17	5.15	5.12	5.10	5.08	5.05	5.03	5.00	4.98	4.95
95	4.93	4.91	4.88	4.86	4.84	4.81	4.79	4.77	4.74	4.72	4.70	4.67
96	4.65	4.63	4.60	4.58	4.56	4.53	4.51	4.49	4.46	4.44	4.42	4.39
97	4.37	4.35	4.33	4.30	4.28	4.26	4.24	4.21	4.19	4.17	4.15	4.12
98	4.10	4.08	4.05	4.03	4.01	3.98	3.96	3.94	3.91	3.89	3.87	3.84
99	3.82	3.80	3.78	3.75	3.73	3.71	3.69	3.66	3.64	3.62	3.60	3.57
100	3.55	3.53	3.51	3.48	3.46	3.44	3.42	3.39	3.37	3.35	3.33	3.30
101	3.28	3.26	3.24	3.21	3.19	3.17	3.15	3.12	3.10	3.08	3.06	3.03
102	3.01	2.99	2.97	2.94	2.92	2.90	2.88	2.85	2.83	2.81	2.79	2.76
103	2.74	2.72	2.70	2.68	2.65	2.63	2.61	2.59	2.57	2.55	2.52	2.50
104	2.48	2.46	2.44	2.42	2.40	2.38	2.36	2.33	2.31	2.29	2.27	2.25
105	2.23	2.21	2.19	2.17	2.15	2.13	2.11	2.08	2.06	2.04	2.02	2.00
106	1.98	1.96	1.94	1.92	1.90	1.88	1.86	1.84	1.82	1.80	1.78	1.76
107	1.74	1.72	1.70	1.68	1.66	1.64	1.63	1.61	1.59	1.57	1.55	1.53
108	1.51	1.49	1.48	1.46	1.44	1.42	1.41	1.39	1.37	1.35	1.34	1.32
109	1.30	1.28	1.27	1.25	1.23	1.21	1.20	1.18	1.16	1.14	1.13	1.11
110	1.09	1.08	1.07	1.06	1.04	1.03	1.02	1.01	1.00	0.99	0.97	0.96
111	0.95	0.94	0.93	0.92	0.90	0.89	0.88	0.87	0.86	0.85	0.83	0.82
112	0.81	0.80	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70
113	0.69	0.68	0.67	0.66	0.65	0.64	0.64	0.63	0.62	0.61	0.60	0.59
114	0.58	0.57	0.56	0.55	0.54	0.53	0.53	0.52	0.51	0.50	0.49	0.48
115	0.47	0.43	0.39	0.35	0.31	0.27	0.24	0.20	0.16	0.12	0.08	0.04

* The age of the youngest Covered Life as of the effective date of the endorsement or the most recent Contract Anniversary.  A Covered Life aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

APPENDIX E

ACCUMULATION UNIT VALUES

The tables reflect the values of accumulation units for each Investment Division for the beginning and end of the periods indicated, and the number of accumulation units outstanding as of the end of the periods indicated – for each of a Perspective and Defined Strategies base Contract (with no optional endorsements) and for each Perspective and Defined Strategies Contract with the most expensive combination of optional endorsements (through the end of the most recent period).  This information derives from the financial statements of the Separate Account, which together constitute the Separate Account’s condensed financial information.  The annualized charge for your Contract may fall in between the charge for a base Contract and a Contract with the most expensive combination of optional endorsements, and complete condensed financial information about the Separate Account is available in the SAI.  Contact the Annuity Service Center to request your copy free of charge, and contact information is on the cover page of the prospectus.  Also, please ask about the more timely accumulation unit values that are available for each Investment Division.

At the end of the tables in the SAI are the footnotes with the beginning dates of activity for each Investment Division at every applicable charge level (annualized) under the Contract.

C-

E-

Accumulation Unit Values
Base Contract - 1.40%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

JNL/Mellon Capital Management
(MCM) 25 Division17
Accumulation unit value:
Beginning of period	$7.79	$12.19	$12.72	$11.50	$12.01	$9.99	$7.63	$8.76	$7.78	$8.24
End of period	$11.74	$7.79	$12.19	$12.72	$11.50	$12.01	$9.99	$7.63	$8.76	$7.78
Accumulation units outstanding
at the end of period	513,730	771,778	1,054,110	1,300,397	1,567,592	1,617,819	2,524,900	1,813,423	927,576	458,998

JNL/MCM Communications
Sector Division17
Accumulation unit value:
Beginning of period	$3.73	$6.27	$6.10	$4.55	$4.57	$3.93	$5.59	$5.59	$10.79	$14.99
End of period	$4.63	$3.73	$6.27	$6.10	$4.55	$4.57	$3.93	$3.00	$5.59	$10.79
Accumulation units outstanding
at the end of period	604,401	740,758	1,019,746	1,269,132	1,497,644	1,787,342	2,004,639	1,953,721	1,834,516	1,158,100

JNL/MCM Consumer Brands
Sector Division17
Accumulation unit value:
Beginning of period	$7.23	$10.68	$11.75	$10.51	$10.92	$10.06	$8.44	$9.10	$10.10	$9.48
End of period	$9.50	$7.23	$10.68	$11.75	$10.51	$10.92	$10.06	$8.44	$9.10	$10.10
Accumulation units outstanding
at the end of period	302,481	377,859	472,079	628,844	753,293	871,252	1,022,740	1,079,249	864,203	426,052

JNL/MCM Dow 10 Division17

Accumulation unit value:
Beginning of period	$6.07	$11.40	$11.44	$8.96	$9.63	$9.49	$7.66	$8.61	$9.00	$8.67
End of period	$6.93	$6.07	$11.40	$11.44	$8.96	$9.63	$9.49	$7.66	$8.61	$9.00
Accumulation units outstanding
at the end of period	962,030	1,262,794	1,683,779	2,145,053	2,302,595	2,737,818	2,244,060	2,310,936	1,585,886	2,340,312

JNL/MCM Financial Sector
Division17
Accumulation unit value:
Beginning of period	$5.90	$12.13	$14.89	$12.72	$12.16	$10.86	$8.27	$9.75	$11.18	$8.91
End of period	$6.91	$5.90	$12.13	$14.89	$12.72	$12.16	$10.86	$8.27	$9.75	$11.18
Accumulation units outstanding
at the end of period	455,733	553,485	702,715	955,079	1,141,291	1,343,935	1,571,108	1,660,329	1,596,407	1,008,606

JNL/MCM Global 15 Division17

Accumulation unit value:
Beginning of period	$9.87	$19.43	$17.74	$12.84	$11.81	$9.35	$7.12	$8.38	$8.56	$8.93
End of period	$12.75	$9.87	$19.43	$17.74	$12.84	$11.81	$9.35	$7.12	$8.38	$8.56
Accumulation units outstanding
at the end of period	566,948	809,945	1,143,092	1,452,283	1,536,348	1,473,453	2,367,531	1,663,442	940,817	588,686

JNL/MCM Healthcare Sector
Division17
Accumulation unit value:
Beginning of period	$9.65	$12.75	$12.02	$11.47	$10.81	$10.59	$8.37	$12.23	$13.32	$9.67
End of period	$11.51	$9.65	$12.75	$12.02	$11.47	$10.81	$10.59	$8.37	$12.23	$13.32
Accumulation units outstanding
at the end of period	497,065	712,452	978,044	1,297,088	1,625,256	1,813,890	2,061,617	2,094,390	1,953,625	1,311,066

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

JNL/MCM Oil & Gas Sector
Division17
Accumulation unit value:
Beginning of period	$22.91	$37.39	$28.03	$23.53	$17.44	$13.27	$10.21	$10.73	$14.61	$10.20
End of period	$27.13	$22.91	$37.39	$28.03	$23.53	$17.44	$13.27	$10.21	$10.73	$14.61
Accumulation units outstanding
at the end of period	207,357	264,429	399,272	498,939	612,469	666,025	646,956	692,179	673,841	357,749

JNL/MCM S&P 10 Division17

Accumulation unit value:
Beginning of period	$7.18	$14.45	$13.96	$13.52	$9.99	$8.61	$7.34	$9.09	$11.72	$10.98
End of period	$8.48	$7.18	$14.45	$13.96	$13.52	$9.99	$8.61	$7.34	$9.09	$11.72
Accumulation units outstanding
at the end of period	735,072	1,017,979	1,328,540	1,677,077	2,125,667	2,219,003	3,227,038	2,794,216	2,181,891	1,617,989

E-

JNL/MCM Select Small-Cap
Division17
Accumulation unit value:
Beginning of period	$11.18	$18.91	$21.42	$19.84	$18.47	$16.64	$11.40	$14.04	$14.82	$12.29
End of period	$11.56	$11.18	$18.91	$21.42	$19.84	$18.47	$16.64	$11.40	$14.04	$14.82
Accumulation units outstanding
at the end of period	486,104	640,915	809,538	967,206	1,096,331	1,219,748	2,134,597	1,570,798	997,595	521,580

JNL/MCM Technology Sector
Division17
Accumulation unit value:
Beginning of period	$3.94	$7.06	$6.25	$5.80	$5.74	$5.76	$4.02	$6.49	$11.93	$15.28
End of period	$6.37	$3.94	$7.06	$6.25	$5.80	$5.74	$5.76	$4.02	$6.49	$11.93
Accumulation units outstanding
at the end of period	842,327	1,210,433	1,725,268	2,208,529	2,732,338	2,969,474	3,401,629	3,471,994	3,016,465	1,683,181

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

JNL/Select Money Market Division

Accumulation unit value:
Beginning of period	$13.03	$12.93	$12.52	$12.14	$11.99	$12.06	$12.18	$12.22	$11.98	$11.48
End of period	$12.87	$13.03	$12.93	$12.52	$12.14	$11.99	$12.06	$12.18	$12.22	$11.98
Accumulation units outstanding
at the end of period	225,176	373,925	321,690	224,118	168,103	200,411	278,168	563,264	624,840	8,517,299

E-

Accumulation Unit Values
Contract with Endorsements - 1.60%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

JNL/Mellon Capital Management
(MCM) 25 Division28
Accumulation unit value:
Beginning of period	$8.86	$16.14	$14.54	$13.16	$13.78	$11.48	$8.78	$10.11	$10.00	N/A
End of period	$13.34	$8.86	$16.14	$14.54	$13.16	$13.78	$11.48	$8.78	$10.11	N/A
Accumulation units outstanding
at the end of period	36,761	47,263	61,783	64,359	68,076	80,072	83,445	84,761	27,930	N/A

JNL/MCM Communications
Sector Division28
Accumulation unit value:
Beginning of period	$5.63	$9.47	$9.23	$6.89	$6.93	$5.99	$4.57	$8.54	$10.00	N/A
End of period	$6.95	$5.63	$9.47	$9.23	$6.89	$6.93	$5.99	$4.57	$8.54	N/A
Accumulation units outstanding
at the end of period	19,599	23,358	33,334	40,973	39,719	47,739	52,995	55,402	24,288	N/A

JNL/MCM Consumer Brands
Sector Division28
Accumulation unit value:
Beginning of period	$7.87	$11.64	$12.84	$11.50	$11.97	$11.05	$9.29	$10.03	$10.00	N/A
End of period	$10.31	$7.87	$11.64	$12.84	$11.50	$11.97	$11.05	$9.29	$10.03	N/A
Accumulation units outstanding
at the end of period	13,097	16,073	21,136	26,500	31,379	35,970	34,217	38,703	14,724	N/A

JNL/MCM Dow 10 Division28

Accumulation unit value:
Beginning of period	$6.55	$12.33	$12.40	$9.73	$10.48	$10.35	$8.36	$9.43	$10.00	N/A
End of period	$7.47	$6.55	$12.33	$12.40	$9.73	$10.48	$10.35	$8.36	$9.43	N/A
Accumulation units outstanding
at the end of period	52,433	61,539	75,139	76,861	83,941	127,197	80,478	84,721	29,523	N/A

E-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

JNL/MCM Financial Sector
Division28
Accumulation unit value:
Beginning of period	$5.54	$11.41	$14.03	$12.01	$11.50	$10.30	$7.85	$9.28	$10.00	N/A
End of period	$6.47	$5.54	$11.41	$14.03	$12.01	$11.50	$10.30	$7.85	$9.28	N/A
Accumulation units outstanding
at the end of period	21,322	23,720	39,008	46,442	48,430	57,467	62,126	58,159	36,748	N/A

JNL/MCM Global 15 Division28

Accumulation unit value:
Beginning of period	$11.59	$27.42	$20.92	$15.17	$13.99	$11.10	$8.47	$9.99	$10.00	N/A
End of period	$14.95	$11.59	$27.42	$20.92	$15.17	$13.99	$11.10	$8.47	$9.99	N/A
Accumulation units outstanding
at the end of period	25,173	34,302	45,820	47,755	46,225	52,879	53,137	51,859	18,973	N/A

JNL/MCM Healthcare Sector
Division28
Accumulation unit value:
Beginning of period	$7.75	$10.26	$9.69	$9.27	$8.75	$8.59	$6.80	$9.97	$10.00	N/A
End of period	$9.23	$7.75	$10.26	$9.69	$9.27	$8.75	$8.59	$6.80	$9.97	N/A
Accumulation units outstanding
at the end of period	30,612	39,773	68,768	77,453	82,388	93,942	111,784	110,535	59,261	N/A

JNL/MCM Oil & Gas Sector
Division28
Accumulation unit value:
Beginning of period	$19.60	$32.05	$24.07	$20.25	$15.04	$11.46	$8.84	$9.31	$10.00	N/A
End of period	$23.16	$19.60	$32.05	$24.07	$20.25	$15.04	$11.46	$8.84	$9.31	N/A
Accumulation units outstanding
at the end of period	9,857	10,853	27,925	30,576	26,969	31,765	36,169	38,427	25,747	N/A

E-

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

JNL/MCM S&P 10 Division28

Accumulation unit value:
Beginning of period	$6.50	$17.75	$12.69	$12.32	$9.12	$7.88	$6.73	$8.35	$10.00	N/A
End of period	$7.66	$6.50	$17.75	$12.69	$12.32	$9.12	$7.88	$6.73	$8.35	N/A
Accumulation units outstanding
at the end of period	43,804	51,781	77,687	79,723	75,540	89,347	103,831	112,330	42,891	N/A

JNL/MCM Select Small-Cap
Division28
Accumulation unit value:
Beginning of period	$7.62	$17.42	$14.65	$13.60	$12.69	$11.45	$7.86	$9.70	$10.00	N/A
End of period	$7.86	$7.62	$17.42	$14.65	$13.60	$12.69	$11.45	$7.86	$9.70	N/A
Accumulation units outstanding
at the end of period	33,232	37,693	58,572	61,427	65,196	81,247	99,821	104,369	45,169	N/A

JNL/MCM Technology Sector
Division28
Accumulation unit value:
Beginning of period	$5.47	$9.81	$8.71	$8.09	$8.02	$8.06	$5.64	$9.13	$10.00	N/A
End of period	$8.81	$5.47	$9.81	$8.71	$8.09	$8.02	$8.06	$5.64	$9.13	N/A
Accumulation units outstanding
at the end of period	16,606	28,223	61,694	67,651	70,731	79,615	97,876	98,062	51,797	N/A

JNL/Select Money Market
Division28
Accumulation unit value:
Beginning of period	$10.54	$10.48	$10.17	$9.88	$9.78	$9.86	$9.97	$10.02	$10.00	N/A
End of period	$10.39	$10.54	$10.48	$10.17	$9.88	$9.78	$9.86	$9.97	$10.02	N/A
Accumulation units outstanding
at the end of period	22,864	41,048	5,767	4,881	34,957	9,707	10,612	16,001	18,249	N/A